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                                                                    EXHIBIT 10.6


                                     FORM OF

                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                              THE SOUTHERN COMPANY

                                       AND

                              SOUTHERN ENERGY, INC.


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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................................................1
   1.01 AFFILIATED COMPANY...............................................................................1
   1.02 AGREEMENT........................................................................................1
   1.03 ANCILLARY AGREEMENTS.............................................................................2
   1.04 ASO CONTRACTS....................................................................................2
   1.05 CHANGE IN CONTROL PROGRAMS.......................................................................2
   1.06 COBRA............................................................................................2
   1.07 CODE.............................................................................................2
   1.08 DEFERRED COMPENSATION PLAN.......................................................................2
   1.09 DISTRIBUTION.....................................................................................2
   1.10 DISTRIBUTION DATE................................................................................2
   1.11 DOL..............................................................................................2
   1.12 ERISA............................................................................................2
   1.13 ESOP.............................................................................................2
   1.14 ESP..............................................................................................3
   1.15 FLEXIBLE BENEFITS PLAN...........................................................................3
   1.16 FMLA.............................................................................................3
   1.17 FOREIGN PLAN.....................................................................................3
   1.18 FRINGE BENEFITS..................................................................................3
   1.19 GROUP STATUS CHANGE..............................................................................3
   1.19A GROUP STATUS CHANGE DATE........................................................................3
   1.20 GROUP INSURANCE POLICIES.........................................................................3
   1.21 HCFA.............................................................................................3
   1.22 HEALTH AND WELFARE PLANS.........................................................................4
   1.23 HEALTH PLANS.....................................................................................4
   1.24 HMO..............................................................................................4
   1.25 HMO AGREEMENTS...................................................................................4
   1.26 IPO..............................................................................................4
   1.27 IPO CLOSING DATE.................................................................................4
   1.28 IPO REGISTRATION STATEMENT.......................................................................4
   1.29 IRS..............................................................................................4
   1.30 LEAVE OF ABSENCE PROGRAMS........................................................................4
   1.31 LIABILITIES......................................................................................5
   1.32 MASTER TRUST.....................................................................................5
   1.33 NON-QUALIFIED PLANS..............................................................................5
   1.34 OMNIBUS INCENTIVE COMPENSATION PLAN..............................................................5
   1.35 OPTION...........................................................................................5
   1.36 OUTSOURCE........................................................................................5
   1.37 PARTICIPATING COMPANY............................................................................5
   1.38 PBGC.............................................................................................5
   1.39 PENSION PLAN.....................................................................................6
   1.40 PERFORMANCE DIVIDEND PLAN........................................................................6
   1.41 PERSON...........................................................................................6
   1.42 PLAN.............................................................................................6
   1.43 POST-EMPLOYMENT PROGRAMS.........................................................................6
   1.44 PSP..............................................................................................6
   1.45 QDRO.............................................................................................6
   1.46 QMCSO............................................................................................6


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
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   1.47 RABBI TRUST.....................................................................................7
   1.48 RATIO...........................................................................................7
   1.49 RECORD DATE.....................................................................................7
   1.50 RETIREMENT PLANS................................................................................7
   1.51 SEC.............................................................................................7
   1.52 SEPARATION AGREEMENT............................................................................7
   1.53 SERP............................................................................................7
   1.54 SEVERANCE PLANS.................................................................................7
   1.55 SHORT TERM INCENTIVE PLAN.......................................................................7
   1.56 SOUTHERN........................................................................................7
   1.57 SOUTHERN EMPLOYEE...............................................................................8
   1.58 SOUTHERN ENERGY.................................................................................8
   1.59 SOUTHERN ENERGY EMPLOYEE........................................................................8
   1.60 SOUTHERN ENERGY GROUP...........................................................................8
   1.61 SOUTHERN ENERGY RETIRED EMPLOYEE................................................................8
   1.62 SOUTHERN ENERGY STOCK VALUE.....................................................................8
   1.63 SOUTHERN ENERGY TERMINATED EMPLOYEE.............................................................9
   1.64 SOUTHERN ENERGY WCP CLAIMS......................................................................9
   1.65 SOUTHERN GROUP..................................................................................9
   1.66 SOUTHERN STOCK VALUE............................................................................9
   1.67 SOUTHERN TERMINATED EMPLOYEE....................................................................9
   1.68 SOUTHERN WCP....................................................................................9
   1.69 STOCK PLAN......................................................................................9
   1.70 STOCK PURCHASE PLAN.............................................................................9
   1.71 SUBSIDIARY......................................................................................9
   1.72 SUPPLEMENTAL BENEFIT PLAN.......................................................................9
   1.73 TAX INDEMNIFICATION AGREEMENT..................................................................10
   1.74 UNION PLANS....................................................................................10
   1.75 VALUE CREATION PLAN............................................................................10
ARTICLE II GENERAL PRINCIPLES..........................................................................10
   2.01 ASSUMPTION OF SOUTHERN ENERGY LIABILITIES......................................................10
   2.02 ESTABLISHMENT OF SOUTHERN ENERGY PLANS.........................................................11
   2.03 SOUTHERN ENERGY'S PARTICIPATION IN SOUTHERN PLANS..............................................12
   2.04 TERMS OF PARTICIPATION BY SOUTHERN ENERGY EMPLOYEES IN SOUTHERN ENERGY PLANS...................13
   2.05 FOREIGN PLANS..................................................................................14
   2.06 UNION PLANS....................................................................................14
ARTICLE III DEFINED BENEFIT PLAN.......................................................................14
   3.01 ESTABLISHMENT OF MASTER PENSION PLAN TRUST.....................................................14
   3.02 ASSUMPTION OF PENSION PLAN.....................................................................14
   3.03 NO DISTRIBUTIONS TO SOUTHERN ENERGY EMPLOYEES..................................................15
ARTICLE IV DEFINED CONTRIBUTION PLANS..................................................................15
   4.01 ESP............................................................................................15
   4.02 ESOP...........................................................................................15
   4.03 PSP............................................................................................16
   4.04 DISCRETIONARY PLAN DESIGN......................................................................16
   4.05 SOUTHERN ENERGY RETIRED EMPLOYEES..............................................................16
ARTICLE V NON-QUALIFIED AND OTHER PLANS................................................................16
   5.01 SUPPLEMENTAL BENEFIT PLAN......................................................................16
   5.02 DEFERRED COMPENSATION PLAN.....................................................................17
   5.03 SERP...........................................................................................17
   5.04 SOUTHERN ENERGY DEFERRED INCENTIVE COMPENSATION PLAN...........................................18
   5.05 SOUTHERN ENERGY CHANGE IN CONTROL PROGRAMS.....................................................18
   5.06 SOUTHERN ENERGY RABBI TRUST....................................................................18
   5.07 SEVERANCE PLAN.................................................................................18


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
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ARTICLE VI HEALTH AND WELFARE PLANS....................................................................18
   6.01 ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES..............................................18
   6.02 CLAIMS FOR HEALTH AND WELFARE PLANS............................................................19
   6.03 TRANSITIONAL ARRANGEMENTS......................................................................20
   6.04 VENDOR AND INSURANCE ARRANGEMENTS..............................................................21
   6.05 COBRA..........................................................................................22
   6.06 LEAVE OF ABSENCE PROGRAMS AND FMLA.............................................................22
   6.07 SOUTHERN WORKERS' COMPENSATION PROGRAM.........................................................22
ARTICLE VII EQUITY AND OTHER COMPENSATION..............................................................24
   7.01 SOUTHERN OPTIONS...............................................................................24
   7.02 SOUTHERN PERFORMANCE DIVIDEND PLAN.............................................................26
   7.03 SOUTHERN ENERGY VALUE CREATION PLAN............................................................26
   7.04 STOCK PURCHASE PLAN............................................................................26
   7.05 SOUTHERN ENERGY OMNIBUS INCENTIVE COMPENSATION PLAN............................................26
   7.06 SOUTHERN ENERGY SHORT TERM INCENTIVE PLAN......................................................26
   7.07 SOUTHERN PERFORMANCE PAY PLAN (SHAREHOLDER APPROVED)...........................................26
   7.08 PERFORMANCE IMPROVEMENT PLAN RAMP DOWN.........................................................27
ARTICLE VIII FRINGE AND OTHER BENEFITS.................................................................27
   8.01 EMPLOYEE ASSISTANCE PROGRAM....................................................................27
   8.02 EDUCATIONAL ASSISTANCE PROGRAM.................................................................27
   8.03 CREDIT UNION...................................................................................27
   8.04 SOUTHERN-OWNED CARS............................................................................27
   8.05 EXECUTIVE FINANCIAL PLANNING...................................................................27
   8.06 RELOCATION.....................................................................................28
   8.07 OTHER BENEFITS.................................................................................28
ARTICLE IX.............................................................................................28
   9.01 TRANSITIONAL SERVICES AGREEMENT................................................................28
   9.02 PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED MATTERS......................................28
   9.03 SHARING OF PARTICIPANT INFORMATION.............................................................29
   9.04 REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS........................................29
   9.05 AUDITS REGARDING VENDOR CONTRACTS..............................................................30
   9.06 BENEFICIARY DESIGNATIONS.......................................................................30
   9.07 REQUESTS FOR IRS AND DOL OPINIONS..............................................................30
   9.08 FIDUCIARY MATTERS..............................................................................30
   9.09 CONSENT OF THIRD PARTIES.......................................................................30
   9.10 SOUTHERN INTRANET..............................................................................31
   9.11 TAX COOPERATION................................................................................31
   9.12 PLAN RETURNS...................................................................................31
ARTICLE X EMPLOYMENT-RELATED MATTERS...................................................................31
   10.01 TERMS OF SOUTHERN ENERGY EMPLOYMENT...........................................................31
   10.02 HR DATA SUPPORT SYSTEMS.......................................................................31
   10.03 NON-SOLICITATION OF EMPLOYEES.................................................................31
   10.04 EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS..................................................32
   10.05 CONFIDENTIALITY AND PROPRIETARY INFORMATION...................................................32
   10.06 ACCRUED PAYROLL, BONUSES, PROFIT SHARING AND COMMISSIONS......................................36
   10.07 PAYROLL AND WITHHOLDING.......................................................................36
   10.08 PERSONNEL RECORDS.............................................................................37
   10.09 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES...................................37
   10.10 EMPLOYMENT LITIGATION.........................................................................38
ARTICLE XI GENERAL PROVISIONS..........................................................................38
   11.01 EFFECT IF GROUP STATUS CHANGE DATE DOES NOT OCCUR.............................................38
   11.02 RELATIONSHIP OF PARTIES.......................................................................38
   11.03 AFFILIATED COMPANIES..........................................................................39
   11.04 INCORPORATION OF SEPARATION AGREEMENT PROVISIONS..............................................39


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
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   11.05 GOVERNING LAW................................................................................39
   11.06 SEVERABILITY.................................................................................39
   11.07 AMENDMENT....................................................................................39
   11.08 TERMINATION..................................................................................39
   11.09 CONFLICT.....................................................................................39
   11.10 COUNTERPARTS.................................................................................40
SCHEDULE 1.22 HEALTH AND WELFARE PLANS................................................................42
SCHEDULE 1.23 HEALTH PLANS............................................................................43
SCHEDULE 1.43 POST-EMPLOYMENT PROGRAMS................................................................45
SCHEDULE 2.01 EMPLOYMENT LIABILITIES INDEMNIFICATION..................................................46
SCHEDULE 2.01(a) BENEFITS AND LIABILITIES FOR SOUTHERN ENERGY RETIRED EMPLOYEES.......................49
SCHEDULE 6.04(a) THIRD PARTY ASO CONTRACTS............................................................52
SCHEDULE 6.04(b) GROUP INSURANCE POLICIES.............................................................53
SCHEDULE 6.04(c) THIRD PARTY HMO CONTRACTS............................................................54
SCHEDULE 7.04 STOCK PURCHASE PLAN.....................................................................55
SCHEDULE 7.05 SOUTHERN ENERGY OMNIBUS INCENTIVE COMPENSATION PLAN.....................................56
SCHEDULE 8 FRINGE BENEFITS.............................................................................1
SCHEDULE 10.10(a) EMPLOYMENT LITIGATION - TRANSFERRED CLAIMS...........................................1
SCHEDULE 10.10(b) EMPLOYMENT LITIGATION - JOINTLY DEFEND CLAIMS........................................1


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                           EMPLOYEE MATTERS AGREEMENT

         THIS EMPLOYEE MATTERS AGREEMENT (this "Agreement") is entered into as of September 1, 2000, between The Southern Company ("Southern"), a Delaware corporation and Southern Energy, Inc. ("Southern Energy"), a Delaware corporation. Capitalized terms used herein (other than the formal names of Southern Plans (as defined below) and related trusts of Southern) and not otherwise defined, shall have the respective meanings assigned to them in
Article I hereof.

         WHEREAS, the Board of Directors of Southern has determined that it is in the best interests of Southern and its shareholders to separate the businesses of Southern and Southern Energy and to cause Southern Energy to offer its stock for public trading; and

         WHEREAS, Southern currently contemplates that, within 12 months following such public offering, Southern will distribute to the holders of its common stock, by means of a pro rata distribution, all of the shares of Southern Energy common stock then owned by Southern; and

         WHEREAS, in furtherance of the foregoing, Southern and Southern Energy have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:

         1.01 AFFILIATED COMPANY. "Affiliated Company" shall have the meaning set forth in the Separation Agreement.

         1.02 AGREEMENT. "Agreement" means this Employee Matters Agreement, including all the Addenda, Schedules and Exhibits hereto, and all amendments made hereto from time to time.

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         1.03 ANCILLARY AGREEMENTS. "Ancillary Agreements" means all of the underlying agreements, documents and instruments referred to, contemplated by, or made a part of the Separation Agreement.

         1.04 ASO CONTRACTS. "ASO Contracts" is defined in Subsection 6.04(a) and the Schedule 6.04(a).

         1.05 CHANGE IN CONTROL PROGRAMS. "Change in Control Programs," when immediately preceded by "Southern," means the Southern Executive Change in Control Plan, the Southern Change in Control Plan and the individual change in control agreements entered into with executives of Southern. When immediately preceded by "Southern Energy," "Change in Control Programs" means the Southern Energy change in control plans to be established by Southern Energy pursuant to Sections 2.02 and 5.05 that correspond to the respective Southern Change in Control Programs.

         1.06 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         1.07 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.08 DEFERRED COMPENSATION PLAN. "Deferred Compensation Plan," when immediately preceded by "Southern," means the Southern Deferred Compensation Plan. When immediately preceded by "Southern Energy," "Deferred Compensation Plan" means the Southern Energy deferred compensation plan to be established by Southern Energy pursuant to Sections 2.02 and 5.02 that corresponds to the Southern Deferred Compensation Plan.

         1.09 DISTRIBUTION. "Distribution" means a pro rata distribution by Southern to the holders of its common stock of all the shares of Southern Energy common stock owned by Southern, as the same is further described in the Separation Agreement.

         1.10 DISTRIBUTION DATE. "Distribution Date" means the date that the Distribution is effective.

         1.11 DOL. "DOL" means the United States Department of Labor.

         1.12 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.13 ESOP. "ESOP," when immediately preceded by "Southern," means the Southern Employee Stock Ownership Plan, a defined contribution plan.


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         1.14 ESP. "ESP," when immediately preceded by "Southern," means the
Southern Employee Savings Plan, a defined contribution plan. When immediately preceded by "Southern Energy," "ESP" means the employee savings plan to be established by Southern Energy pursuant to Sections 2.02 and 4.01 that corresponds to the Southern Employee Savings Plan.

         1.15 FLEXIBLE BENEFITS PLAN. "Flexible Benefits Plan," when immediately preceded by "Southern," means the Southern Flexible Benefits Plan. When immediately preceded by "Southern Energy," Flexible Benefits Plan means the Southern Energy flexible benefits plan to be established by Southern Energy pursuant to Sections 2.02 and Article VI that corresponds to the Southern Flexible Benefits Plan.

         1.16 FMLA. "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

         1.17 FOREIGN PLAN. "Foreign Plan" means those Southern Energy Plans maintained by Southern Energy for the benefit of its non-expatriate employees outside the U.S.

         1.18 FRINGE BENEFITS. "Fringe Benefits," when immediately preceded by "Southern," means the Southern employee assistance program and other fringe benefits, plans, programs and arrangements sponsored and maintained by Southern (as set forth in Article VIII and the Schedule attached thereto). When immediately preceded by "Southern Energy," "Fringe Benefits" means the fringe benefits, plans, programs and arrangements established or to be established by Southern Energy pursuant to Section 2.02 and Article VIII that correspond to the respective Southern Fringe Benefits.

         1.19 GROUP STATUS CHANGE. "Group Status Change" means the earlier to occur of: (a) the Distribution, or (b) Southern ceasing to own at least 80% of the combined voting power of all classes of stock entitled to vote or the total value of all shares of all classes of stock of Southern Energy then outstanding. Southern's ownership of outstanding Southern Energy stock shall be determined pursuant to Sections 414 and 1563 of the Code.

         1.19A GROUP STATUS CHANGE DATE. "Group Status Change Date" means the date on which the Group Status Change occurs, or such other date as Southern and Southern Energy shall mutually agree upon.

         1.20 GROUP INSURANCE POLICIES. "Group Insurance Policies" is defined in Subsection 6.04(b) and the Schedule thereto.

         1.21 HCFA. "HCFA" means the United States Health Care Financing Administration.


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         1.22 HEALTH AND WELFARE PLANS. "Health and Welfare Plans," when immediately preceded by "Southern," means the Southern Health Plans, the Southern Flexible Benefits Plan, and the health and welfare plans listed on
Schedule 1.22 established and maintained by Southern for the benefit of employees and retirees of the Southern Group, and such other welfare plans or programs as may apply to such employees and retirees as of the Group Status Change Date. When immediately preceded by "Southern Energy," "Health and Welfare Plans" means the Southern Energy Health Plans, the Southern Energy Flexible Benefits Plan, and the health and welfare plans to be established by Southern Energy pursuant to Section 2.02 and Article VI that correspond to the respective Southern Health and Welfare Plans.

         1.23 HEALTH PLANS. "Health Plans," when immediately preceded by "Southern," means the Plans set forth on Schedule 1.23, and any similar or successor plans, programs or arrangements. When immediately preceded by "Southern Energy," "Health Plans" means the health plans, programs and arrangements to be established by Southern Energy pursuant to Section 2.02 and
Article VI that correspond to the respective Southern Health Plans.

         1.24 HMO. "HMO" means a health maintenance organization that provides benefits under the Southern Health Plans or the Southern Energy Health Plans.

         1.25 HMO AGREEMENTS. "HMO Agreements" is defined in Subsection 6.04(c) and Schedule 6.04(c).

         1.26 IPO. "IPO" means the initial public offering of Southern Energy common stock pursuant to a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended.

         1.27 IPO CLOSING DATE. "IPO Closing Date" means the date of the closing of the IPO, as further defined in the Separation Agreement.

         1.28 IPO REGISTRATION STATEMENT. "IPO Registration Statement" means the registration statement on Form S-1 pursuant to the Securities Act of 1933 as amended, to be filed with the SEC registering the shares of common stock of Southern Energy to be issued in the IPO, together with all amendments thereto.

         1.29 IRS. "IRS" means the United States Internal Revenue Service.

         1.30 LEAVE OF ABSENCE PROGRAMS. "Leave of Absence Programs," when immediately preceded by "Southern," means the personal, medical, military and FMLA leave offered from time to time under the personnel policies and practices of Southern. When immediately preceded by "Southern Energy," "Leave of Absence Programs" means the leave of absence programs established and maintained by Southern Energy.


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         1.31 LIABILITIES. "Liabilities" means all debts, liabilities, guarantees, assurances, commitments, and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted principles and accounting policies to be reflected in financial statements or disclosed in the notes thereto. "Contract" means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

       1.32 MASTER TRUST. "Master Trust," when immediately preceded by "Southern," means the Southern Master Trust. When immediately preceded by "Southern Energy," "Master Trust" means the Southern Energy Master Trust described in Section 3.01.

         1.33 NON-QUALIFIED PLANS. "Non-Qualified Plans," when immediately preceded by "Southern," means the Southern Supplemental Benefit Plan, the Southern SERP and the Southern Deferred Compensation Plan. When immediately preceded by "Southern Energy," "Non-Qualified Plans" means the deferred compensation, supplemental executive retirement and supplemental benefit plans, programs, or arrangements established or to be established by Southern Energy pursuant to Section 2.02 and Article V.

         1.34 OMNIBUS INCENTIVE COMPENSATION PLAN. "Omnibus Incentive Compensation Plan" means the Southern Energy Omnibus Incentive Compensation Plan as described in Section 7.05.

         1.35 OPTION. "Option," when immediately preceded by "Southern," means an option to purchase Southern common stock pursuant to a Stock Plan. When immediately preceded by "Southern Energy," "Option" means an option to purchase Southern Energy common stock pursuant to a plan providing such benefits to be established by Southern Energy pursuant to Section 2.02 and Article VII.

         1.36 OUTSOURCE. "Outsource" is defined in Subsection 6.02(b).

         1.37 PARTICIPATING COMPANY. "Participating Company" means: (a) Southern; (b) any Person (other than an individual) that Southern has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by Southern; or (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of which, by the terms of such Plan, participate in or are covered by such Plan.

         1.38 PBGC. "PBGC" means the Pension Benefit Guaranty Corporation.


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         1.39 PENSION PLAN. "Pension Plan," when immediately preceded by
"Southern," means the Southern Pension Plan, a defined benefit plan. When immediately preceded by "Southern Energy," "Pension Plan" means the pension plan to be established by Southern Energy pursuant to Section 2.02 and Article III that corresponds to the Southern Pension Plan.

         1.40 PERFORMANCE DIVIDEND PLAN. "Performance Dividend Plan," when immediately preceded by "Southern," means the Southern Performance Dividend Plan. When immediately preceded by "Southern Energy," "Performance Dividend Plan" means the dividend plan, if any, established by Southern Energy pursuant to Section 2.02 and Article VII that corresponds to the Southern Performance Dividend Plan.

         1.41 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

         1.42 PLAN. "Plan," means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees or directors of Southern or Southern Energy.

         1.43 POST-EMPLOYMENT PROGRAMS. "Post-Employment Programs," when immediately preceded by "Southern," means the Plans set forth on Schedule 1.43 that permit certain retirees and former employees of the Southern Group and their eligible spouses and dependents to continue to receive coverage and benefits under certain Southern Health and Welfare Plans for a designated period of time. When immediately preceded by "Southern Energy," "Post-Employment Programs" means such continuation programs to be established by Southern Energy pursuant to Sections 2.02 and Article VI that correspond to the Southern Post-Employment Programs.

         1.44 PSP. "PSP," when immediately preceded by "Southern," means the Southern Performance Sharing Plan, a defined contribution plan. When immediately preceded by "Southern Energy," "PSP" means the performance sharing plan, if any, to be established by Southern Energy pursuant to Sections 2.02 and 4.03 that corresponds to the Southern Performance Sharing Plan.

         1.45 QDRO. "QDRO" means a domestic relations order which qualifies under Code Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under any of the Southern Retirement Plans.

         1.46 QMCSO. "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate


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

recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

         1.47 RABBI TRUST. "Rabbi Trust," when immediately preceded by "Southern," means the rabbi trust established for purposes of holding assets under the Southern Executive Deferred Compensation Trust. When immediately preceded by "Southern Energy," "Rabbi Trust" means the rabbi trust to be established by Southern Energy pursuant to Section 5.06 that corresponds to the Southern Rabbi Trust.

         1.48 RATIO. "Ratio" means the ratio determined by dividing the Southern Energy Stock Value by the Southern Stock Value.

         1.49 RECORD DATE. "Record Date" means the close of business on the date to be determined by the Board of Directors of Southern as the record date for determining the stockholders of Southern entitled to receive shares of common stock of Southern Energy in the Distribution.

         1.50 RETIREMENT PLANS. "Retirement Plans," when immediately preceded by "Southern," means the Southern Pension Plan, the Southern ESP, the Southern ESOP and the Southern PSP. When immediately preceded by "Southern Energy," "Retirement Plans" means all defined contribution and defined benefit plans established or to be established by Southern Energy pursuant to Section 2.02, and Articles III and IV that correspond to, or receive assets from, the respective Southern Retirement Plans.

         1.51 SEC. "SEC" means the United States Securities and Exchange Commission.

         1.52 SEPARATION AGREEMENT. "Separation Agreement" means the Master Separation and Distribution Agreement dated as of September 1, 2000, of which this Agreement is an Exhibit.

         1.53 SERP. "SERP," when immediately preceded by "Southern," means the Southern Supplemental Executive Retirement Plan. When immediately preceded by "Southern Energy," "SERP" means the Southern Energy Supplemental Executive Retirement Plan.

         1.54 SEVERANCE PLANS. "Severance Plans," when immediately preceded by "Southern," means the severance pay plans established and maintained by Southern. When immediately preceded by "Southern Energy," "Severance Plans" means the severance pay plans established and maintained by Southern Energy.

         1.55 SHORT TERM INCENTIVE PLAN. "Short Term Incentive Plan" means the Southern Energy Short Term Incentive Plan described in Section 7.06.

         1.56 SOUTHERN. "Southern" means The Southern Company, a Delaware corporation. In all such instances in which Southern is referred to in this Agreement, it


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shall also be deemed to include a reference to each member of the Southern
Group, unless it specifically provides otherwise; Southern shall be solely responsible to Southern Energy for ensuring that each member of the Southern Group complies with the applicable terms of this Agreement.

         1.57 SOUTHERN EMPLOYEE. "Southern Employee" means an individual who, on the Group Status Change Date, is or was employed within the Southern Group and is not a Southern Energy Employee.

         1.58 SOUTHERN ENERGY. "Southern Energy" means Southern Energy, Inc., a Delaware corporation. In all such instances in which Southern Energy is referred to in this Agreement, it shall also be deemed to include a reference to each member of the Southern Energy Group, unless it specifically provides otherwise; Southern Energy shall be solely responsible to Southern for ensuring that each member of the Southern Energy Group complies with the applicable terms of this Agreement.

         1.59 SOUTHERN ENERGY EMPLOYEE. "Southern Energy Employee" means any individual who, as of the Group Status Change Date, is: (a) either actively employed by, or on a leave of absence from, the Southern Energy Group; (b) a Southern Energy Terminated Employee; (c) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), of an employee described in Subsection (a) or (b) above; or (d) an employee or group of employees designated by Southern and Southern Energy, by mutual agreement, as Southern Energy Employees; but not (e) a Southern Energy Retired Employee. An employee may be a Southern Energy Employee pursuant to this Section regardless of whether such employee is, as of the Group Status Change Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a Southern Plan, and regardless of whether, as of the Group Status Change Date, such employee is then receiving any benefits from a Southern Plan.

         1.60 SOUTHERN ENERGY GROUP. "Southern Energy Group" shall have the meaning set forth in the Separation Agreement.

         1.61 SOUTHERN ENERGY RETIRED EMPLOYEE. "Southern Energy Retired Employee" means any Southern Energy Employee who retired on or before the Group Status Change Date and who is identified as a Southern Energy Retired Employee by mutual agreement between Southern Energy and Southern on or before the Group Status Change Date.

         1.62 SOUTHERN ENERGY STOCK VALUE. "Southern Energy Stock Value" means the opening per-share price of Southern Energy common stock as listed on the NYSE or NASDAQ, as applicable, on the first trading day after the Distribution Date.

         1.63 SOUTHERN ENERGY TERMINATED EMPLOYEE. "Southern Energy Terminated Employee" means any individual who is a former employee of the Southern Group who was terminated from the Southern Energy Group on or before the Distribution. Notwithstanding the foregoing, "Southern Energy Terminated Employee" shall not, unless otherwise expressly provided to the contrary in this Agreement, include:
(a) an individual who is a Southern Employee at the Group Status Change Date;
(b) an individual who is otherwise a Southern Energy Terminated Employee, but who is subsequently employed by the Southern Group on or prior to the Group Status Change Date; or (c) a Southern Energy Retired Employee.

         1.64 SOUTHERN ENERGY WCP CLAIMS. "Southern Energy WCP Claims" is defined in Subsection 6.07(a)(i).

         1.65 SOUTHERN GROUP. "Southern Group" shall have the meaning set forth in the Separation Agreement.

         1.66 SOUTHERN STOCK VALUE. "Southern Stock Value" means the closing per-share price of Southern common stock as listed on the NYSE on the last trading day before the Distribution Date.

         1.67 SOUTHERN TERMINATED EMPLOYEE. "Southern Terminated Employee" means any individual who is a former employee of the Southern Group and who, on the Group Status Change Date, is not a Southern Energy Employee.

         1.68 SOUTHERN WCP. "Southern WCP" means the Southern Workers' Compensation Program, comprised of the various arrangements established by a member of the Southern Group to comply with the workers' compensation requirements of the states in which the Southern Group conducts business.

         1.69 STOCK PLAN. "Stock Plan," when immediately preceded by "Southern," means the Southern Performance Stock Plan, pursuant to which employees and other service providers hold Options.

         1.70 STOCK PURCHASE PLAN. "Stock Purchase Plan" means the employee stock purchase plan to be established by Southern Energy pursuant to Section 7.04.

         1.71 SUBSIDIARY. "Subsidiary" shall have the meaning set forth in the Separation Agreement.

         1.72 SUPPLEMENTAL BENEFIT PLAN. "Supplemental Benefit Plan," when immediately preceded by "Southern," means the Southern Supplemental Benefit Plan. When immediately preceded by "Southern Energy," "Supplemental Benefit Plan" means the Southern Energy supplemental benefit plan to be established pursuant to Sections 2.02 and 5.01 that corresponds to the respective Southern Supplemental Benefit Plan.

         1.73 TAX INDEMNIFICATION AGREEMENT. "Tax Indemnification Agreement" means the Ancillary Agreement which is attached as an exhibit to the Separation Agreement.

         1.74 UNION PLANS. "Union Plans," when immediately preceded by "Southern Energy," means all Plans maintained by Southern Energy exclusively for the benefit of certain of its bargaining unit employees.

       1.75 VALUE CREATION PLAN. "Value Creation Plan," when immediately preceded by "Southern Energy," means the Southern Energy Value Creation Plan, as maintained by Southern Energy as of the date of the Agreement.

                                   ARTICLE II

                               GENERAL PRINCIPLES

         2.01 ASSUMPTION OF SOUTHERN ENERGY LIABILITIES. Except as specified otherwise in this Agreement, or as mutually agreed upon by Southern Energy and Southern from time to time, Southern Energy hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) subject to Section 9.02 and to the indemnification provisions of Schedule 2.01, all Liabilities to or relating to Southern Energy Employees, in each case relating to, arising out of or resulting from employment by the Southern Group before the Group Status Change Date, (including Liabilities arising under or relating to Southern Plans and Southern Energy Plans); (b) subject to Section 9.02 and to the indemnification provisions of
Schedule 2.01, all other Liabilities to or relating to Southern Energy Employees, to the extent relating to, arising out of or resulting from future, present or former employment with the Southern Energy Group (including Liabilities arising under or relating to Southern Plans and Southern Energy Plans); (c) subject to Section 9.02 and to the indemnification provisions of
Schedule 2.01, all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with the Southern Energy Group; and (d) subject to Section 9.02 and to the indemnification provisions of
Schedule 2.01, all other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by the Southern Energy Group or a Southern Energy Plan, pursuant to this Agreement. Except as specified otherwise in this Agreement or as otherwise mutually agreed upon by Southern and Southern Energy from time to time, Southern shall transfer to Southern Energy amounts equal to trust assets and other related assets as consistent with the applicable Plan transition that arises out of or relates to Southern Energy's interest in each Southern Plan. Except as specified otherwise in this Agreement or as otherwise mutually agreed upon by Southern and Southern Energy from time to time, Southern Energy, shall transfer to Southern, when appropriate, amounts equal to trust assets and other assets, as consistent with the applicable Southern Plans, that arise out of or relate to Southern Energy's Liabilities for or relating to Southern Energy Retired Employees' interests in Southern and/or Southern Energy Plans or with respect to Southern Employees who previously accrued Liabilities under either Southern Energy Plans or Southern Plans while an employee of Southern Energy. Notwithstanding the foregoing, the Liabilities and/or assets attributable to Southern Energy Retired Employees and certain Southern Energy Terminated Employees mutually agreed upon by Southern Energy and Southern shall be determined as provided in Schedule 2.01(a).

         2.02 ESTABLISHMENT OF SOUTHERN ENERGY PLANS.

                  (a) Health and Welfare Plans. Except as specified otherwise in this Agreement, effective as of the Group Status Change Date or such other date(s) as Southern and Southern Energy may mutually agree, Southern Energy shall adopt the Southern Energy Health and Welfare Plans and Southern Energy Post-Employment Programs. The foregoing Southern Energy Plans as in effect as of the Group Status Change Date shall be comparable to the Southern Plans as in effect on the Group Status Change Date.

                  (b) Retirement Plans and Fringe Benefits. Except as specified otherwise in this Agreement, effective as of the Group Status Change Date or such other date(s) as Southern and Southern Energy may mutually agree, Southern Energy shall adopt the Southern Energy Retirement Plans and the Southern Energy Fringe Benefits. The foregoing Southern Energy Plans as in effect as of the Group Status Change Date shall be comparable to the Southern Plans as in effect on the Group Status Change Date.

                  (c) Equity and Other Compensation. Except as specified otherwise in this Agreement, effective as of the IPO Closing Date or such other date(s) as Southern and Southern Energy may mutually agree, Southern Energy shall adopt such Plans as may be determined to be appropriate, including, without limitation, the Southern Energy Omnibus Incentive Compensation Plan and the Southern Energy Stock Purchase Plan. Except as specified otherwise in this Agreement, effective as of the Group Status Change Date or such other date(s) as Southern and Southern Energy may mutually agree, Southern Energy shall adopt such Plans as may be determined to be appropriate, including, without limitation, the Southern Energy Deferred Compensation Plan, the Southern Energy Supplemental Benefit Plan, the Southern Energy Change in Control Programs and the Southern Energy Deferred Compensation Trust. The foregoing Southern Energy Plans as in effect as of the Group Status Change Date shall be comparable to the Southern Plans as in effect on the Group Status Change Date.

                  (d) Southern Energy Under No Obligation to Maintain Plans. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude Southern Energy, at any time from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Southern Energy Plan, any benefit under any Southern Energy Plan or any trust, insurance policy or funding vehicle related to any Southern Energy Plan (to the extent permitted by law).

         2.03 SOUTHERN ENERGY'S PARTICIPATION IN SOUTHERN PLANS.

                  (a)      Participation in Southern Plans.

                           (i) Except as specified otherwise in this Agreement,
                  or as Southern and Southern Energy may mutually agree, Southern Energy shall continue as a Participating Company in the Southern Plans in effect as of the IPO Closing Date, to the extent that Southern Energy has not yet established comparable Plans. Effective as of any date on or after the IPO Closing Date and before the Group Status Change Date, any member of the Southern Energy Group not described in the preceding sentence may, at its request and with the consent of Southern and Southern Energy, become a Participating Company in any or all of the Southern Plans, to the extent that Southern Energy has not yet established a comparable Plan.

                           (ii) On and after the Group Status Change Date,
                  Southern Energy Retired Employees shall continue to participate in the Southern Plans for which they are eligible as of the Group Status Change Date, including, but not limited to, the Southern Post-Employment Programs, Southern Pension Plan and any Southern Plan as provided in Article V.

                  (b)      Southern's General Obligations as Plan Sponsor.

                           (i) To the extent that Southern Energy is a
                  Participating Company in any Southern Plan(s), Southern shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, such Southern Plan(s), and shall have the sole and absolute discretion and authority to interpret the Southern Plan(s), as set forth therein. Southern shall not, without first consulting with Southern Energy, amend any material feature of any Southern Plan in which Southern Energy is a Participating Company, except to the extent such amendment would not affect any benefits of Southern Energy Employees under such Plan or as may be necessary or appropriate to comply with applicable law.

                           (ii) With regard to Southern Energy Retired Employees
                  participating in Southern Plans after the Group Status Change Date, Southern shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, such Southern Plans, and shall have sole and absolute discretion and authority to interpret such Plans or amend such plans, as set forth therein.

                  (c) Southern Energy's General Obligations as Participating Company. Southern Energy shall perform with respect to its participation in the Southern Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation): (i) assisting in the administration of claims, to the extent requested by the claims administrator of the applicable Southern Plan; (ii) cooperating fully with Southern Plan auditors, benefit personnel and benefit vendors;
         (iii) preserving the confidentiality of all financial arrangements Southern has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom Southern has entered into an agreement relating to the Southern Plans; and (iv) preserving the confidentiality of participant information (including, without limitation, health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

                  (d) Termination of Participating Company Status. Except as otherwise may be mutually agreed upon by Southern and Southern Energy, effective as of the Group Status Change Date or such other date as Southern Energy establishes a comparable Plan (as specified in Section 2.02 or otherwise in this Agreement), Southern Energy shall automatically cease to be a Participating Company in the corresponding Southern Plan.

         2.04 TERMS OF PARTICIPATION BY SOUTHERN ENERGY EMPLOYEES IN SOUTHERN ENERGY PLANS.

                  (a) Non-Duplication of Benefits. As of the Group Status Change Date or such later date that applies to the particular Southern Energy Plan established thereafter, the Southern Energy Plans shall be, with respect to Southern Energy Employees, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Southern Plans. Southern and Southern Energy shall mutually agree, if necessary, on methods and procedures, including amending the respective Plan documents, to prevent Southern Energy Employees from receiving duplicate benefits from the Southern Plans and the Southern Energy Plans.

                  (b) Service Credit. Except as specified otherwise in this Agreement, with respect to Southern Energy Employees, each Southern Energy Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Group Status Change Date, were recognized under the corresponding Southern Plan shall, as of the Group Status Change Date, receive full recognition and credit and be taken into account under such Southern Energy Plan to the same extent as if such items occurred under such Southern Energy Plan, except to the extent that duplication of benefits would result. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date," or "eligibility date" rules under the Southern Energy Plans and the Southern Plans.

         2.05 FOREIGN PLANS. Southern Energy intends to maintain all Foreign Plans in existence as of the IPO Closing Date up to and through the Group Status Change Date.

         2.06 UNION PLANS. Southern and/or Southern Energy shall continue to maintain all Union Plans in existence as of the IPO Closing Date up to and after the Group Status Change Date in accordance with the terms of those plans and subject to collective bargaining.

                                   ARTICLE III

                              DEFINED BENEFIT PLAN

         3.01 ESTABLISHMENT OF MASTER PENSION PLAN TRUST. Southern Energy Master Trust. Effective as of or before the Group Status Change Date, Southern Energy shall establish, or cause to be established, a separate master trust which is intended to be qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a)(1) (the "Southern Energy Master Trust"), to hold the assets of the Southern Energy Pension Plan, the Southern Energy Resources, Inc. Pension Plan for Bargaining Unit Employees and the Southern Energy Resources, Inc. Hourly Operations Pension Plan.

         3.02 ASSUMPTION OF PENSION PLAN.

                  (a) Assumption of Liabilities by Southern Energy Pension Plan. Effective as of the Group Status Change Date, all accrued benefits of Southern Energy Employees under the Southern Pension Plan will be transferred to the Southern Energy Pension Plan. The Southern Energy Pension Plan shall assume and be solely responsible for all Liabilities for or relating to the accrued benefits of the Southern Energy Employees under the Southern Pension Plan as of the Group Status Change Date.

                  (b)      Asset Allocation and Transfers.

                           (i) As soon as reasonably practicable, but in any
                  case before the Group Status Change Date, Southern shall engage actuaries and cause to be determined for the Southern Pension Plan the amount of assets to be transferred from the Southern Pension Plan to the Southern Energy Pension Plan. Such amount shall be equal to the greater of (A) the amount required under Code Section 414(l), or (B) the amount in the sub-account within the Southern Master Trust that has been separately maintained and accounted for on behalf of Southern Energy Employees less the amount attributable to

                  Southern Energy Retired Employees. The actuarial assumptions that will be used to value the benefit Liabilities described in the preceding sentence shall be consistent with the actuarial assumptions used by Southern in prior valuations and shall be mutually agreed to by Southern and Southern Energy prior to the Group Status Change Date.

                           (ii) The Southern Energy Pension Plan and the
                  Southern Energy Master Trust shall not receive a transfer of any assets currently held in a Code Section 401(h) sub-account within the Southern Master Trust.

                           (iii) As soon as reasonably practicable, the amount
                  determined in Subsection 3.02(b)(i) above of the assets of the Southern Pension Plan valued as of the Group Status Change Date shall be transferred to the Southern Energy Pension Plan.

         3.03 NO DISTRIBUTIONS TO SOUTHERN ENERGY EMPLOYEES. The Southern Pension Plan and the Southern Energy Pension Plan shall provide that no distribution of retirement benefits shall be made to any Southern Energy Employee on account of the Southern Energy Group ceasing to be a Subsidiary of the Southern Group as of the Group Status Change Date.

                                   ARTICLE IV

                           DEFINED CONTRIBUTION PLANS

         4.01 ESP. Effective as of the Group Status Change Date, Southern Energy shall establish, or cause to be established, a trust, which is intended to be qualified under Code Section 401(a), exempt from taxation under Code Section 501(a)(1), and forming the Southern Energy ESP. Such Southern Energy ESP shall be comparable to the Southern ESP. Upon the mutual agreement of Southern and Southern Energy, the Southern Energy ESP shall accept asset transfers from the Southern ESP, PSP and/or ESOP. As soon as reasonably practicable after the Group Status Change Date, Southern Energy shall use its commercially reasonable best efforts to enter into agreements to accomplish such asset transfer(s), to engage a trustee and recordkeeper and to transfer and maintain the necessary participant records. Southern Energy and Southern each agree to use their commercially reasonable best efforts to accomplish any transfer of assets.

         4.02 ESOP. After the 1999 plan year contribution is made to the Southern ESOP, no further contributions will be made to accounts for Southern Energy Employees. After the Group Status Change Date, Southern Energy shall not establish a Plan comparable to the Southern ESOP, but may, at its discretion, allow transfers of assets in the Southern ESOP to another tax qualified Plan maintained by Southern Energy.

         4.03 PSP. Effective as of the Group Status Change Date, Southern Energy may, at its discretion, establish, or cause to be established, a trust, which is intended to be qualified under Code Section 401(a), exempt from taxation under Code Section 501(a)(1), and forming the Southern Energy PSP. Such Southern Energy PSP, if established, shall be comparable to the Southern PSP. Upon the mutual agreement of Southern and Southern Energy, the Southern Energy PSP shall accept asset transfers from the Southern PSP. Notwithstanding the foregoing, it is Southern Energy's intent that no action will cause a Southern Energy employee to lose his or her unvested right to an account balance in the Southern PSP.

         4.04 DISCRETIONARY PLAN DESIGN. Notwithstanding the foregoing, effective as of the Group Status Change Date or such other date as mutually agreed upon by Southern and Southern Energy, Southern Energy shall have the discretion to consolidate the aforementioned Southern Energy defined contribution plans provided at least one such plan is established and that plan is tax qualified.

         4.05 SOUTHERN ENERGY RETIRED EMPLOYEES. Notwithstanding the above, account balances of Southern Energy Retired Employees, if any, shall remain in the Southern ESP, ESOP and PSP after the Group Status Change Date.

                                    ARTICLE V

                          NON-QUALIFIED AND OTHER PLANS

         5.01 SUPPLEMENTAL BENEFIT PLAN.

                  (a) Establishment of Southern Energy Supplemental Benefit Plan. Effective as of the Group Status Change Date, Southern Energy shall establish the Southern Energy Supplemental Benefit Plan which shall be comparable to the Southern Supplemental Benefit Plan. As of the Group Status Change Date, Southern Energy shall assume all Liabilities to or relating to the Southern Energy Employees under the Southern Supplemental Benefit Plan. As of the Group Status Change Date, Southern shall assume all Liabilities to or relating to Southern Energy Retired Employees under the Southern Supplemental Benefit Plan.

                  (b) Participation in Supplemental Benefit Plan. Effective as of the Group Status Change Date, eligible Southern Energy Employees determined in accordance with the requirements of ERISA shall only be eligible to participate in the Southern Energy Supplemental Benefit Plan.

         5.02 DEFERRED COMPENSATION PLAN.

                  (a) Establishment of Southern Energy Deferred Compensation Plan. Effective as of the Group Status Change Date, Southern Energy shall establish the Southern Energy Deferred Compensation Plan which shall be comparable to the Southern Deferred Compensation Plan. As of the Group Status Change Date, Southern Energy shall assume all Liabilities to or relating to the Southern Energy Employees under the Southern Deferred Compensation Plan. As of the Group Status Change Date, Southern shall assume all Liabilities to or relating to Southern Energy Retired Employees under the Southern Deferred Compensation Plan.

                  (b) Participation in Deferred Compensation Plans. Effective as of the Group Status Change Date, eligible Southern Energy Employees determined in accordance with the requirements of ERISA shall only be eligible to participate in the Southern Energy Deferred Compensation Plan.

         5.03 SERP.

                  (a)      Southern Energy SERP.

                           (i) Maintenance of the Southern Energy SERP. After
                  the Group Status Change Date, Southern Energy shall continue to maintain the Southern Energy SERP, but Southern Energy shall amend the plan to eliminate the transitional provisions between the Southern SERP and the Southern Energy SERP. As of the Group Status Change Date, Southern Energy shall assume all Liabilities to or relating to the Southern Energy Employees under the Southern SERP.

                           (ii) Participation in the Southern Energy SERP.
                  Effective as of the Group Status Change Date, eligible Southern Energy Employees determined in accordance with the requirements of ERISA shall only be eligible to participate in the Southern Energy SERP.

                  (b) Southern SERP. Effective as of the Group Status Change Date, Southern shall assume all Liabilities to or relating to Southern Energy Retired Employees under the Southern Energy SERP and thereafter Southern Energy Retired Employees shall participate in the Southern SERP.

                           (i) Maintenance of the Southern SERP. After the Group
                  Status Change Date, Southern shall continue to maintain the Southern SERP, but Southern shall amend the plan to eliminate the transitional provisions between the Southern SERP and the Southern Energy SERP to address participation in the Southern SERP by Southern Energy Retired Employees.

         5.04 SOUTHERN ENERGY DEFERRED INCENTIVE COMPENSATION PLAN. Maintenance of the Southern Energy Deferred Incentive Compensation Plan. After the Group Status Change Date, Southern Energy shall continue to maintain the Southern Energy Deferred Incentive Compensation Plan with comparable features to the current Southern Energy Deferred Incentive Compensation Plan. No new participants will be added to this Plan. After the IPO Closing Date, deferred amounts under the Southern Energy Deferred Incentive Compensation Plan shall be deemed to be invested in Southern Energy common stock.

         5.05 SOUTHERN ENERGY CHANGE IN CONTROL PROGRAMS. Establishment of the Southern Energy Change in Control Programs. Effective as of the Group Status Change Date, Southern Energy shall establish the Southern Energy Change in Control Programs subject to its Board of Director's approval which shall be comparable to the Southern Change in Control Programs.

         5.06 SOUTHERN ENERGY RABBI TRUST. Adoption of the Southern Energy Rabbi Trust. Effective as of the Group Status Change Date, Southern Energy shall adopt the Southern Energy Rabbi Trust which shall be spun off from the Southern Rabbi Trust. Trust assets attributable to Southern Energy contributions shall be transferred to the Southern Energy Rabbi Trust.

         5.07 SEVERANCE PLAN. Southern Energy shall continue to maintain the Southern Energy Severance Plan after the Group Status Change Date. The Southern Energy Severance Plan shall provide that no Southern Energy Employee shall become eligible for severance benefits on account of the Southern Energy Group ceasing to be a subsidiary of the Southern Group as of the Group Status Change Date.

                                   ARTICLE VI

                            HEALTH AND WELFARE PLANS

         6.01 ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES.

                  (a) General - Health and Welfare Plans. Except as provided in Subsection 6.01(b), each Southern Health and Welfare Plan shall retain all Liabilities incurred through the Group Status Change Date under such Southern Health and Welfare Plan, whether or not claims are filed before the Group Status Change Date, by or on behalf of Southern Energy Employees or their spouses or dependents. Southern Energy shall indemnify such plan against the pre- Group Status Change Date Liabilities by paying the current cost of coverage associated with such Southern Energy Employee or his or her spouse or beneficiaries, to the extent not already paid.

                  (b) Substantially Similar Self-Insured Plans. Unless the affected Southern Energy Employee elects continued coverage under a Southern Health and Welfare Plan pursuant to Subsection 6.03(a)(i), any Health and Welfare Plan self-insured by Southern and substantially similar to any Southern Energy Health and Welfare Plan established as of the Group Status Change Date, or such later date as agreed upon by Southern and Southern Energy, shall cease to be responsible for Liabilities to or relating to Southern Energy Employees under the Southern Health and Welfare Plans as of such date and the corresponding Southern Energy Health and Welfare Plans shall assume such Liabilities as of that date.

                  (c) Pending Treatments. Notwithstanding Subsection 6.01(a) above, all treatments which have been pre-certified for or are being provided to a Southern Energy Employee or his or her spouse or dependents as of the Group Status Change Date shall be provided without interruption under the appropriate Southern Health and Welfare Plan until such treatment is concluded or discontinued pursuant to applicable Plan rules and limitations provided the affected Southern Energy Employee (or his or her spouse or dependents) elect to continue coverage after the Group Status Change Date as provided in Subsection 6.03(a)(i) below and timely pay the cost of coverage associated with such election.

         6.02 CLAIMS FOR HEALTH AND WELFARE PLANS.

                  (a) Administration of Southern Claims. Southern shall administer claims incurred under the Southern Health and Welfare Plans by Southern Energy Employees before the Group Status Change Date, but only to the extent that Southern Energy has not, before the Group Status Change Date, established and assumed administrative responsibility for a comparable Plan. Southern also shall administer claims incurred under the Southern Health and Welfare Plans by Southern Energy Employees who elect continued coverage pursuant to Subsection 6.03(a)(i) below. Any determination made or settlements entered into by Southern with respect to such claims shall be final and binding.

                  (b) Outsourcing of Claims by Southern. Southern shall have the right to engage a third party administrator, vendor, or insurance company to administer ("Outsource") claims incurred under the Southern Health and Welfare Plans, including claims incurred by Southern Energy Employees before the Group Status Change Date, or after the Group Status Change Date if the Southern Energy Employees elect continued coverage pursuant to Section 6.03(a)(i) below. Southern may determine the manner and extent of such Outsourcing, including the selection of one or more third party administrators, vendors, or insurance companies and the ability to transfer the liability for such claims to one or more independent insurance companies. Southern has Outsourced administration of many Southern Health and Welfare Plans, as set forth in Section 6.04 and the Schedule thereto.

                  (c) Outsourcing of Claims by Southern Energy. Southern shall use its commercially reasonable best efforts for and on behalf of Southern Energy to negotiate for Outsourcing arrangements with its third party administrators, vendors, or insurance companies with comparable features to each of Southern's current Outsourcing arrangements.

         6.03 TRANSITIONAL ARRANGEMENTS.

                  (a)      Continuance of Elections, Co-Payments and Maximum
         Benefits.

                           (i) As of the Group Status Change Date, Southern
                  Energy shall cause the Southern Energy Health and Welfare Plans to maintain comparable coverage and contribution elections made by Southern Energy Employees under the Southern Health and Welfare Plans and apply such elections under the Southern Energy Health and Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. The transfer or other movement of employment between Southern and Southern Energy at any time upon or before the Group Status Change Date shall constitute neither a "status change" under the Southern Health and Welfare Plans or the Southern Energy Health and Welfare Plans nor a "qualifying event," as defined under COBRA. To facilitate continuity of coverage following the transfer or other movement of employment between Southern and Southern Energy on the Group Status Change Date, however, Southern Energy Employees, their spouses and dependents shall be offered continued coverage under the Southern Health Plans which shall be substantially similar to the coverage that would be provided if the Group Status Change was a "qualifying event" under COBRA. Southern shall extend such continued coverage to Southern Energy Employees, their spouses and/or dependents who elect coverage provided the covered individual timely pays a premium equal to the premium charged to qualified beneficiaries under COBRA for such coverage (i.e., 102% of the cost of coverage). Notwithstanding the foregoing, for purposes of this continued coverage only, the term "Southern Health Plans" shall not include the Southern Company Medical Reimbursement Plan. Southern agrees that it will not consider coverage under the Southern Energy Health Plans to be group health coverage that will terminate continued coverage to a Southern Energy Employee elected pursuant to this Subsection 6.03(a)(i). Moreover, Southern agrees to amend its plan, or cause its plan to be amended, to provide that such coverage shall be primary to any coverage provided under the Southern Energy Health Plans.

                           (ii) On and after the Group Status Change Date,
                  Southern Energy shall cause the Southern Energy Health Plans to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by Southern Energy Employees under the Southern Health Plans for the remainder of the calendar year in which the Group Status Change Date occurs, and (B) all benefits paid to Southern Energy Employees under the Southern Health Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the Southern Energy Health Plans. Notwithstanding the above, Southern Energy's obligations under this Subsection 6.03(a)(ii) shall be limited by the market availability of health insurance products or other arrangements satisfying the criteria described above. Southern Energy shall use its commercially reasonable best efforts to locate and engage the services of a vendor whose policies or other arrangements meet the requirements above.

                  (b) HCFA Administration. As of the Group Status Change Date, Southern Energy shall assume all Liabilities relating to, arising out of or resulting from claims verified by Southern or Southern Energy under the HCFA data match reports that relate to Southern Energy Employees.

                  (c) Transfer of Medical Reimbursement Accounts. Effective as of or before the Group Status Change Date, Southern Energy shall establish or cause to be established, a medical reimbursement plan comparable to the Southern Company Medical Reimbursement Plan (the "Southern MRP"). As soon as reasonably practicable on or after the Group Status Change Date, Southern shall cause the account balances of Southern Energy Employees under the Southern MRP, if any, to be transferred to the Southern Energy medical reimbursement plan. The elections of Southern Energy Employees made under the Southern MRP shall apply to the Southern Energy medical reimbursement plan for the remainder of the period for which such elections are by their terms applicable. Southern Energy agrees that the account balances so transferred will be available for health reimbursements to the Southern Energy Employees pursuant to the terms of the Southern Energy medical reimbursement plan.

         6.04 VENDOR AND INSURANCE ARRANGEMENTS. Southern shall use its commercially reasonable best efforts for and on behalf of Southern Energy to negotiate for, effective as of the Group Status Change Date: (a) third party ASO Contracts with comparable features and costs to the ASO Contracts entered into by Southern, as set forth in Schedule 6.04(a) (the "ASO Contracts"); (b) Group Insurance Policies with comparable features and costs to the Group Insurance Policies entered into by Southern, as set forth in Schedule 6.04(b) (the "Group Insurance Policies"); (c) HMO Agreements with comparable features and costs to the HMO Agreements entered into by Southern, as set forth in Schedule 6.04(c) (the "HMO Agreements"), and (d) competitive premium rates for all Southern Energy Health and Welfare Plans. In each case, Southern Energy shall, as of the Group Status Change Date, establish, adopt and/or implement acceptable contracts, agreements or arrangements. In accordance with Section 9.03, Southern shall on or before the Group Status Change Date provide upon the request of Southern Energy copies of such contracts or successor arrangements thereto identified in Schedules 6.04(a), (b) and (c).

         6.05 COBRA. Southern shall be responsible through the Group Status Change Date, for compliance with the health care continuation coverage requirements of COBRA and the Southern Health and Welfare Plans with respect to Southern Energy Employees and qualified beneficiaries (as such term is defined under COBRA). Southern shall provide, or cause the notices to be provided, as soon as administratively practical, but in no event later than required under COBRA. Southern Energy shall be responsible for providing Southern or its agents with all necessary employee change notices and related information for covered dependents, spouses, qualified beneficiaries (as such term is defined under COBRA), and alternate recipients pursuant to QMCSO, in accordance with applicable Southern COBRA policies and procedures. As soon as administratively practicable after the Group Status Change Date, Southern shall provide Southern Energy, through hard copy, electronic format or such other mechanism as is appropriate under the circumstances, with a list of all qualified beneficiaries (as such term is defined under COBRA) that relate to the Southern Energy Group and the relevant information pertaining to their coverage elections. Effective immediately after the Group Status Change Date, Southern Energy shall be solely responsible for compliance with the health care continuation coverage requirements of COBRA for the Southern Energy Health and Welfare Plans for Southern Energy Employees and their qualified beneficiaries (as such term is defined under COBRA).

         6.06 LEAVE OF ABSENCE PROGRAMS AND FMLA.

                  (a) Allocation of Responsibilities After Group Status Change Date. Effective as of the Group Status Change Date, Southern Energy shall continue to maintain its Leave of Absence Programs and FMLA programs and shall continue to be responsible for administering leaves of absence and complying with FMLA with respect to Southern Energy Employees.

                  (b) Disclosure. As soon as administratively practicable after the Group Status Change Date, Southern shall provide to Southern Energy copies of all records pertaining to the leaves of absence and FMLA with respect to all Southern Energy Employees to the extent such records have not been previously provided.

         6.07 SOUTHERN WORKERS' COMPENSATION PROGRAM.

         (a)      ADMINISTRATION OF CLAIMS.

                  (i)      Through the earlier of (A) the Distribution Date, or
                           (B) the first date on which Southern owns less than 50% of Southern Energy's outstanding common stock (the "Insurance Transition Date") or such other date as

                           Southern and Southern Energy may mutually agree, Southern shall continue to be responsible for the administration of all claims that (x) are, or have been, incurred under the Southern WCP before the Insurance Transition Date by Southern Energy Employees ("Southern Energy WCP Claims"), and (y) have been historically administered by Southern or its third party administrator. However, Southern will advise Southern Energy and secure approval for any material changes to current policy or practice with respect to the administration of Southern Energy WCP claims.

                  (ii) Effective as of the Insurance Transition Date or such other date as Southern and Southern Energy may mutually agree, Southern Energy shall be responsible for the administration of all Southern Energy WCP Claims.

                  (iii) Each party shall fully cooperate with the other with respect to the administration and reporting of Southern Energy WCP Claims, the payment of Southern Energy WCP Claims determined to be payable, and the transfer of the administration of any Southern Energy WCP Claims to the other party.

         (b)      SELF-INSURANCE STATUS.

                  Southern shall maintain and amend, as necessary, its certificates of self-insurance or bonding arrangements with respect to workers' compensation and any other applicable policies to include Southern Energy until the Insurance Transition Date, and Southern Energy shall fully cooperate with Southern in obtaining such amendments. Southern shall use its commercially reasonable best efforts to obtain self-insurance status for workers' compensation for Southern Energy effective as of the Insurance Transition Date in those jurisdictions in which Southern Energy conducts business, in which Southern is self-insured, and where Southern and Southern Energy mutually agree that such status is beneficial to Southern Energy. Southern Energy hereby authorizes Southern to take all actions necessary and appropriate on its behalf in order to obtain such self-insurance status. All costs incurred by Southern in amending such certificates, including without limitation filing fees, adjustments of security and excess loss policies and amendments of safety programs, shall be shared pro rata by Southern and Southern Energy.

         (c)      INSURANCE POLICY.

                           (i) Effective as of the Insurance Transition Date, in
                  all states other than those states where Southern Energy is to be self-insured pursuant to Subsection 6.07(b) above, Southern shall use its commercially reasonable best efforts to negotiate for workers' compensation insurance policies on behalf of Southern Energy from the issuing insurance companies (as set forth in the relevant portion of Schedule 6.04(b)) or different insurance companies which are comparable to the policies previously maintained by Southern; provided that the retention under such Southern Energy policies shall be as determined by Southern Energy.

                           (ii) Southern shall use its commercially reasonable
                  best efforts to maintain the premium rates for all workers' compensation insurance policies for both Southern and Southern Energy in effect for periods through the Insurance Transition Date to be based on the aggregate number of employees covered under the workers' compensation insurance policies of both Southern and Southern Energy. Any premiums due under the separate workers' compensation insurance issued to Southern Energy shall be payable by Southern Energy.

                                   ARTICLE VII

                          EQUITY AND OTHER COMPENSATION

         7.01 SOUTHERN OPTIONS.

                  (a)      Option Assumption by Southern Energy.

                           (i)      All options held by Southern Energy
                  Employees issued under the Southern Executive Stock Plan and Performance Stock Plan (the "Southern Stock Plans") will be canceled on the Distribution Date. The Southern Energy Omnibus Incentive Compensation Plan shall provide for the replacement of all canceled options as of the Distribution Date with options for Southern Energy stock ("Replacement Options") on the same material terms and conditions as the Southern Stock Plans, except with respect to the adjustment for number of shares and prices referred to below, in a manner that will be compliant with FASB Interpretation No. 44 in order to retain the same aggregate intrinsic value.

                                    (1)      The number of Replacement Options
                           for each affected Southern Energy Employee will be determined by dividing the number of unexercised Southern options on the date prior to the Distribution Date that the New York Stock Exchange declares the Southern stock "ex-dividend" (the "Ex-Dividend Date") by the ratio calculated as the Fair Market Value of each share of Southern Energy stock divided by the Fair Market Value of Southern stock on the Ex-Dividend Date.

                                    (2)      The Replacement Options exercise
                           prices shall be calculated by multiplying the exercise prices of each grant of

                           Southern options prior to the Ex-Dividend Date by the ratio of Fair Market Value of Southern Energy stock divided by the Fair Market Value of Southern stock on the Ex-Dividend Date.

                           (ii) All options held by Southern Employees and Southern Energy Retired Employees issued under the Southern Stock Plans shall be adjusted ("Adjusted Options") in a manner that will be compliant with FASB Interpretation No. 44 in order to retain the same aggregate intrinsic value.

                                    (1)      The number of Adjusted Options for
                           each affected Southern Employee and Southern Energy Retired Employee will be determined by dividing the number of unexercised Southern options on the Ex-Dividend Date by the ratio calculated as the Fair Market Value of each share of Southern stock on the Ex-Dividend Date divided by the Fair Market Value of Southern stock prior to the Ex-Dividend Date.

                                    (2)      The Adjusted Option exercise prices
                           shall be determined by multiplying the exercise prices of each grant of Southern options, prior to the Ex-Dividend Date, by the ratio of Fair Market Value of Southern stock on the Ex-Dividend Date divided by the Fair Market Value of Southern stock prior to the Ex-Dividend Date.

                                             The ratios used to calculate the
                                    number of Replacement Options and Adjusted
                                    Options and their respective option exercise prices shall be rounded to four decimal places. The number of Replacement Options and Adjusted Options, as calculated above, shall be rounded down to the nearest whole number of shares. The exercise prices shall be rounded to four decimal places.

                                             For purposes of this section, in
                                    the case of the Southern Energy stock, Fair
                                    Market Value is the closing sale price of the Southern Energy stock on the Ex-Dividend Date. In the case of the Southern stock, (i) Fair Market Value prior to the Ex-Dividend Date, is the closing sale price of Southern stock on the day prior to the Ex-Dividend Date and (ii) Fair Market Value on the Ex-Dividend Date is the closing sale price of Southern stock on the Ex-Dividend Date.

                  (iii) In the event that Southern or Southern Energy desire to cancel Southern options after the IPO but prior to the Distribution Date and replace such canceled options with Southern Energy options, the parties may amend this provision in accordance with Section 11.07 of this Agreement.

                  (b) Certain Non-U.S. Optionees. Except as may otherwise be agreed upon by Southern and Southern Energy, this Section 7.01 shall govern the treatment of Southern Options held by non-U.S. Southern Energy Employees. In the event it is determined that the local law of any Non-U.S. Optionee requires a different treatment, Southern and Southern Energy shall take such steps as is required to comply with local law or may cash-out those Options that cannot reasonably be conformed.

         7.02 SOUTHERN PERFORMANCE DIVIDEND PLAN. On or before the Distribution Date, Southern Energy Employees shall cease to participate in the Southern Performance Dividend Plan, but Southern Energy Retired Employees shall continue to participate after the Group Status Change Date. Accordingly, Southern Energy shall not maintain a comparable plan after the Distribution Date. After such termination of participation in the Southern Performance Dividend Plan, Southern Energy may in its discretion grant awards under the Southern Energy Omnibus Incentive Compensation Plan to eligible employees to take into account the lost benefit opportunity under the Southern Performance Dividend Plan.

         7.03 SOUTHERN ENERGY VALUE CREATION PLAN. On or before the IPO Closing Date, Southern Energy shall terminate the Southern Energy Value Creation Plan and make a final conversion of awards in accordance with the Southern Energy Value Creation Plan's terms as determined by the Compensation Committee of the Southern Board of Directors.

         7.04 STOCK PURCHASE PLAN. Effective on or before the IPO Closing Date, Southern Energy shall establish a Stock Purchase Plan for the benefit of Southern Energy Employees which shall be comparable to the plan set forth in
Schedule 7.04.

         7.05 SOUTHERN ENERGY OMNIBUS INCENTIVE COMPENSATION PLAN. Effective on or before the IPO Closing Date, Southern and Southern Energy shall establish the Southern Energy Omnibus Incentive Compensation Plan for the benefit of Southern Energy Employees which shall be comparable to the plan set forth in Schedule
7.05. The Plan is intended to comply with Code Section 162(m).

         7.06 SOUTHERN ENERGY SHORT TERM INCENTIVE PLAN. Effective on or before the IPO Closing Date, Southern Energy shall terminate the Southern Energy Short Term Incentive Plan in accordance with its terms such that no awards shall be made on or after the IPO Closing Date. The final award shall be for the calendar year 2000 and shall be paid out by no later than March 15, 2001. Future short term incentive awards, if any, shall be provided through the Southern Energy Omnibus Incentive Compensation Plan.

         7.07 SOUTHERN PERFORMANCE PAY PLAN (SHAREHOLDER APPROVED). Effective December 31, 2000, Southern Energy shall cease participation in the Southern Performance Pay Plan (Shareholder Approved). The only Southern Energy employee that participates in the Southern Performance Pay Plan (Shareholder Approved) is the chief executive officer who does so rather than participate in the Southern Energy Short Term Incentive Plan for the 2000 performance period. The final year 2000 award shall be paid out by no later than March 15, 2001.

         7.08 PERFORMANCE IMPROVEMENT PLAN RAMP DOWN. With respect to any Southern Energy Employee who transferred from Southern on or after January 1, 1997, Southern and Southern Energy shall share equally (i.e., 50% each) in the cost at target of the Performance Improvement Plan ("PIP") ramp down as determined by the PIP Plan in effect December 31, 1999.

                                  ARTICLE VIII

                            FRINGE AND OTHER BENEFITS

         8.01 EMPLOYEE ASSISTANCE PROGRAM. Southern shall use its commercially reasonable best efforts for and on behalf of Southern Energy to negotiate for, effective as of the Group Status Change Date, contracts and/or arrangements with Southern's vendors that contain comparable features to Southern's contracts and/or arrangements providing for an employee assistance program. Prior to the Group Status Change Date, Southern Energy shall, unless Southern and Southern Energy otherwise agree, remain a participating Company in Southern's employee assistance program. Southern Energy shall enter into such acceptable contracts and/or arrangements as negotiated by Southern.

         8.02 EDUCATIONAL ASSISTANCE PROGRAM. Southern Energy shall continue to provide a Southern Energy educational assistance program to Southern Energy Employees prior to and after the Group Status Change Date.

         8.03 CREDIT UNION. Southern shall use its commercially reasonable best efforts to make a credit union available to Southern Energy Employees on substantially similar terms and conditions as are offered to employees of the Southern Group, through such date as Southern Energy and Southern mutually agree.

         8.04 SOUTHERN-OWNED CARS. Southern and Southern Energy shall continue any lease of Southern-owned cars in accordance with the terms of any lease in effect as of the date of this Agreement up to the Group Status Change Date. Effective for periods on and after the Group Status Change Date, Southern and Southern Energy shall use their commercially reasonable best efforts to determine the terms and conditions pursuant to which Southern Energy shall be entitled to lease Southern-owned cars including those cars under lease as of the Group Status Change Date.

         8.05 EXECUTIVE FINANCIAL PLANNING. Prior to the Group Status Change Date, Southern Energy shall, unless Southern and Southern Energy otherwise agree, remain a participating Company in Southern's executive financial planning program. Effective as of the Group Status Change Date, Southern Energy shall provide a Southern

Energy executive financial planning program to eligible Southern Energy Employees which is comparable to the Southern executive financial planning program. Southern shall use its commercially reasonable best efforts for and on behalf of Southern Energy to negotiate for contracts or arrangements with Southern's vendors, effective as of the Group Status Change Date, that contain comparable features to Southern's contracts and/or arrangements providing for an executive financial planning program.

         8.06 RELOCATION. Prior to the Group Status Change Date, Southern Energy shall, unless Southern and Southern Energy otherwise agree, remain a participating Company in Southern's employee relocation program. Effective as of the Group Status Change Date or such other date as Southern Energy and Southern may mutually agree, Southern Energy shall provide a Southern Energy relocation program to Southern Energy Employees which is comparable to the Southern relocation program. Southern shall use its commercially reasonable best efforts for and on behalf of Southern Energy to negotiate for contracts or arrangements with Southern's vendors, effective as of the Group Status Change Date, that contain comparable features to Southern's contracts and/or arrangements providing for an employee relocation program.

         8.07 OTHER BENEFITS. To the extent that Southern maintains, sponsors or provides other fringe benefits for its employees not specifically identified on a schedule to this Agreement, then Southern shall, to the extent permitted by law, continue to make such benefits available to Southern Energy Employees on substantially similar terms and conditions as are offered to the employees of the Southern Group through the Group Status Change Date. Southern Energy and Southern agree to make commercially reasonable best efforts to mutually agree on whether, when, and on what terms any member of the Southern Energy Group shall maintain, sponsor or offer fringe benefits.

                                   ARTICLE IX

         9.01 TRANSITIONAL SERVICES AGREEMENT. On or about the date hereof, Southern and Southern Energy shall enter into the Transitional Services Agreement covering the provisions of various services to be provided by Southern to Southern Energy. The provisions of this Agreement shall be subject to the provisions of such Transitional Services Agreement.

         9.02 PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED MATTERS.

         (a) Shared Costs. Southern Energy shall pay its share, as determined by Southern in good faith, of any contributions made to any trust maintained in connection with a Southern Plan while Southern Energy is a Participating Company in that Southern Plan.

         (b) Contributions to Trusts. With respect to Southern Plans to which Southern Energy Employees make contributions, Southern shall use reasonable procedures to determine Southern Energy Liabilities associated with such Plans, taking into account such contributions, settlements, refunds and similar payments.

         (c) Administrative Expenses Not Chargeable to a Trust. To the extent not charged pursuant to Section 9.01 (including, without limitation, an interim service level agreement as contemplated by Section 9.01 herein and the Separation Agreement), and to the extent not otherwise agreed to by Southern and Southern Energy, and to the extent not chargeable to a trust established in connection with a Southern Plan, Southern Energy shall be responsible, through either direct payment or reimbursement to Southern, for its allocable share of expenses incurred by Southern in the administration of (i) the Southern Plans while Southern Energy participates in such Plans, and (ii) the Southern Energy Plans, to the extent Southern administers such Plans. For this purpose, Southern Energy's allocable share of such expenses shall be calculated in accordance with current practice in effect as of the date of this Agreement.

         9.03 SHARING OF PARTICIPANT INFORMATION. Southern and Southern Energy shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the Southern Plans and the Southern Energy Plans during the respective periods applicable to such Plans as Southern Energy and Southern may mutually agree. Southern and Southern Energy and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

         9.04 REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS. While Southern Energy is a Participating Company in the Southern Plans, Southern shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Southern Plan-related communications and materials to employees, participants and beneficiaries, including (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the Southern Plans. Southern Energy shall provide all information needed by Southern to facilitate such Southern Plan-related communications. Southern Energy shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Southern Energy Plan-related communications and materials to employees, participants and beneficiaries. Southern Energy shall assist, and Southern Energy shall cause each other applicable member of the Southern Energy Group to assist, Southern in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports, for the Southern Plans, where applicable.

         9.05 AUDITS REGARDING VENDOR CONTRACTS. From the period beginning as of the Group Status Change Date and ending on such date as Southern and Southern Energy may mutually agree, Southern and Southern Energy and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the Southern Health and Welfare Plans and the Southern Energy Health and Welfare Plans. The scope of such audits shall remain consistent with the current practices and all documents and other information currently made available for review shall continue to be made available. Southern and Southern Energy shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs incurred in connection with such audits will be shared.

         9.06 BENEFICIARY DESIGNATIONS. Subject to Section 9.09, all beneficiary designations made by Southern Energy Employees for the Southern Plans shall be transferred to and be in full force and effect under the corresponding Southern Energy Plans until such beneficiary designations are replaced or revoked by the Southern Energy Employees who made the beneficiary designations. All beneficiary designations made by Southern Energy Retired Employees for the Southern Energy Plans shall be transferred to and be in full force and effect under the corresponding Southern Plans until such beneficiary designations are replaced or revoked by the Southern Energy Retired Employees who made the beneficiary designations.

         9.07 REQUESTS FOR IRS AND DOL OPINIONS. Southern and Southern Energy shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. Southern Energy and Southern shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which Southern and/or Southern Energy elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

         9.08 FIDUCIARY MATTERS. Southern and Southern Energy each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

         9.09 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, Southern and Southern Energy shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Southern and Southern Energy shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

         9.10 SOUTHERN INTRANET. Through March 31, 2002 or such other date as Southern Energy and Southern may mutually agree, Southern shall make its intranet site available to Southern Energy Employees on substantially the same terms as such intranet site is made available to Southern Employees. Southern and Southern Energy shall use their commercially reasonable best efforts to mutually agree on the appropriate methods for Southern Energy to establish its own intranet site. Notwithstanding the foregoing, Southern Energy will cease to have access to PeopleNet which is offered through the Southern intranet effective as of the Group Status Change Date.

         9.11 TAX COOPERATION. In connection with the interpretation and administration of this Agreement, Southern and Southern Energy shall take into account the agreements and policies established pursuant to the Separation Agreement and the Tax Indemnification Agreement.

         9.12 PLAN RETURNS. Plan Returns shall be filed or caused to be filed by Southern or Southern Energy as the case may be in accordance with the principles established in Section 2 of the Tax Indemnification Agreement. For purposes of this Section 9.12, "Plan Return" means any return, report, certificate, form or similar statement or document required to be filed with a government agency with respect to an employee benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended, or a program governed by Section 6039D.

                                    ARTICLE X

                           EMPLOYMENT-RELATED MATTERS

         10.01 TERMS OF SOUTHERN ENERGY EMPLOYMENT. Southern Energy Employees shall be required to execute a new agreement regarding confidential information and proprietary developments in a form approved by Southern Energy. In addition, nothing in the Separation Agreement, this Agreement, or any Ancillary Agreement should be construed to change the at-will status of any of the employees of the Southern Group or the Southern Energy Group.

         10.02 HR DATA SUPPORT SYSTEMS. Southern shall provide human resources data support for Southern Energy Employees through March 31, 2002 or such other date as Southern and Southern Energy may mutually agree on substantially the same terms as are in effect as of the date of this Agreement.

         10.03 NON-SOLICITATION OF EMPLOYEES. Prior to the Group Status Change Date through the earlier of (a) the Distribution Date, or (b) the first date on which Southern owns less than 50% of Southern Energy's outstanding common stock, Southern and Southern Energy each agree to notify and obtain authorization from the other before initiating contact with potential employment candidates from the other company. Moreover, no employee shall transfer from Southern to Southern Energy, or vice versa, without the approval of the employee's employer. After notice of the proposed transfer is given respectively to the Vice President, Human Resources (or the functional equivalent) at Southern and Southern Energy, such approval shall be granted by the Southern Energy Management Council or the Southern senior officer responsible for the area in which the employee at issue works, as appropriate. If such Council or officer refuses to permit contact with the potential employee, the requesting company may appeal to the Vice President, Human Resources (or the functional equivalent) of the employing company. Such Vice President, Human Resources shall review the circumstances of denial and shall have discretionary authority to change the decision.

         10.04 EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS. Southern Energy Employees who, on the Group Status Change Date, are employed in the U.S. pursuant to a work or training visa which authorizes employment only by the Southern Group shall remain employed by the Southern Group until the visa is amended or a new visa is granted to authorize employment by the Southern Energy Group and, at that time, shall become an employee of the Southern Energy Group with substantially similar rights as all other Southern Energy Employees. During the period from the Group Status Change Date until the amended or new visa is issued, such employee shall continue to participate in Southern Plans.

         10.05 CONFIDENTIALITY AND PROPRIETARY INFORMATION.

         (a) No provision of the Separation Agreement or any Ancillary Agreement shall be deemed to release any individual for any violation of the Southern non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the Southern Group or Southern Energy Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

         (b) Employee Agreements. As used in this Section 10.05, "Employee Agreement" means the confidentiality agreement, and corresponding agreements in foreign countries, executed by Southern or Southern Energy employees in connection with their employment. Nothing in this Agreement, the Separation Agreement or any other Ancillary Agreement shall be deemed to supersede any provision regarding the conduct of employees mandated by the Federal Energy Regulatory Commission or any other applicable regulatory authority.

                  (i) Survival of Southern Employee Agreement Obligations and Southern's Common Law Rights. The Southern Employee Agreements of all Southern Energy Employees and all former Southern employees transferred to Southern Energy on or before the Group Status Change Date shall remain in full force and effect according to their terms; provided, however, that none of the following acts committed by former Southern or Southern Energy employees within the scope of their Southern Energy employment shall constitute a breach of such Southern Employee Agreements: (i) the use or disclosure of Confidential Information (as that term is defined in the Southern Employee Agreement) for or on behalf of Southern Energy, if such disclosure is consistent with the license rights granted to Southern Energy and restrictions imposed on Southern Energy under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties, and (ii) the rendering of any services, directly or indirectly, to Southern Energy to the extent such services are consistent with the assignment or license of rights granted to Southern Energy and the restrictions imposed on Southern Energy under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties. Further, Southern retains any rights it has under statute or common law with respect to actions by its former employees to the extent such actions are inconsistent with the rights granted to Southern Energy and restrictions imposed on Southern Energy under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties.

                  (ii) Survival of Southern Energy's Employee Agreement Obligations and Southern Energy's Common Law Rights. The Southern Energy Employee Agreements of all Southern Employees and all former Southern Energy employees transferred to Southern on or before the Group Status Change Date shall remain in full force and effect according to their terms; provided, however, that none of the following acts committed by former Southern Energy or Southern employees within the scope of their Southern employment shall constitute a breach of such Southern Energy Employee
                           Agreements: (i) the use or disclosure of Confidential Information (as that term is defined in the Southern Employee Agreement) for or on behalf of Southern, if such disclosure is consistent with the license rights granted to Southern and restrictions imposed on Southern under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties, and (ii) the rendering of any services, directly or indirectly, to Southern to the extent such services are consistent with the assignment or license of rights granted to Southern and the restrictions imposed on Southern under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties. Further, Southern Energy retains any rights it has under statute or common law with respect to actions by its former employees to the extent such actions are inconsistent with the rights granted to Southern and restrictions imposed on Southern under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties.

                  (iii)    Assignment, Cooperation for Compliance and
                           Enforcement.

                                    (A)(1) Southern retains all rights under the
                           Southern Employee Agreements of all former Southern employees necessary to permit Southern to protect the rights and interests of Southern, but hereby transfers and assigns to Southern Energy its rights under the Southern Employee Agreements of all former Southern employees to the extent required to permit Southern Energy to enjoin, restrain, recover damages from or obtain specific performance of the Southern Employee Agreements or obtain other remedies against any employee who breaches his or her Southern Employee Agreement, and to the extent necessary to permit Southern Energy to protect its rights and interests.

                                    (2) Southern and Southern Energy agree, at
                           their own respective cost and expense, to use their reasonable efforts to cooperate as follows: (A) Southern Energy shall advise Southern of: (1) any violation(s) of the Southern Employee Agreement by Southern Energy or former Southern employees, and (2) any violation(s) of the Southern Energy Employee Agreement which affect Southern's rights; and (B) Southern shall advise Southern Energy of any violations of the Southern Employee Agreement by current or former Southern employees which affect Southern Energy's rights; provided, however, that the foregoing obligations shall only apply to violations which become known to an attorney within the legal department of the party obligated to provide notice thereof.

                                    (3) Southern and Southern Energy each may
                           separately enforce the Southern Employee Agreements of Southern Energy and former Southern employees to the extent necessary to reasonably protect their respective interests, provided, however, that (i) Southern Energy shall not commence any litigation relating thereto without first consulting with Southern's General Counsel or his or her designee and
                           (ii) Southern shall not commence any litigation relating thereto against any former Southern employee who is at the time a Southern Energy Employee without first consulting with Southern Energy's General Counsel or his or her designee. If either party, in seeking to enforce any Southern Employee Agreement, notifies the other party that it requires, or desires, the other party to join in such action, then the other party shall do so. In addition, if either party commences or becomes a party to any action to enforce a Southern Employee Agreement of a Southern Energy Employee or former Southern employee, the other party shall, whether or not it becomes a party to the action, cooperate with the other party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action and subject to any relevant privacy laws and regulations. Any such action shall be conducted at the expense of the party bringing the action and the parties shall agree on a case by case basis on compensation, if any, of the other party for the value of the time of such other party's employees as reasonably required in connection with the action.

                                    (B)(1) Southern Energy retains all rights
                           under the Southern Energy Employee Agreements of all former Southern Energy employees necessary to permit Southern Energy to protect the rights and interests of Southern Energy, but hereby transfers and assigns to Southern its rights under the Southern Energy Employee Agreements of all former Southern Energy employees to the extent required to permit Southern to enjoin, restrain, recover damages from or obtain specific performance of the Southern Energy Employee Agreements or obtain other remedies against any employee who breaches his or her Southern Energy Employee Agreement, and to the extent necessary to permit Southern to protect its rights and interests.

                                    (2) Southern and Southern Energy agree, at
                           their own respective cost and expense, to use their reasonable efforts to cooperate as follows: (A) Southern shall advise Southern Energy of: (1) any violation(s) of the Southern Energy Employee Agreement by Southern or former Southern Energy employees, and (2) any violation(s) of the Southern Employee Agreement which affect Southern Energy's rights; and (B) Southern Energy shall advise Southern of any violations of the Southern Energy Employee Agreement by current or former Southern Energy employees which affect Southern's rights; provided, however, that the foregoing obligations shall only apply to violations which become known to an attorney within the legal department of the party obligated to provide notice thereof.

                                    (3) Southern and Southern Energy each may
                           separately enforce the Southern Employee Agreements of Southern and former Southern Energy employees to the extent necessary to reasonably protect their respective interests, provided, however, that (i) Southern shall not commence any litigation relating thereto without first consulting with Southern Energy's General Counsel or his or her designee and
                           (ii) Southern Energy shall not commence any litigation relating thereto against any former Southern Energy employee who is at the time a Southern Employee without first consulting with Southern's General Counsel or his or her designee. If either party, in seeking to enforce any Southern Energy Employee Agreement, notifies the other party that it requires, or desires, the other party to join in such action, then the other party shall do so. In addition, if either party commences or becomes a party to any action to enforce a Southern Energy Employee Agreement of a Southern Employee or former Southern Energy employee, the other party shall, whether or not it becomes a party to the action, cooperate with the other party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action and subject to any relevant privacy laws and regulations. Any such action shall be conducted at the expense of the party bringing the action and the parties shall agree on a case by case basis on compensation, if any, of the other party for the value of the time of such other party's employees as reasonably required in connection with the action.

                           (C) Southern and Southern Energy understand and
                  acknowledge that matters relating to the making, performance, enforcement, assignment and termination of employee agreements are typically governed by the laws and regulations of the national, federal, state or local governmental unit where an employee resides, or where an employee's services are rendered, and that such laws and regulations may supersede or limit the applicability or enforceability of this Section
                  10.05. In such circumstances, Southern and Southern Energy agree to take action with respect to the employee agreements that best accomplishes the parties' objectives as set forth in this Section 10.05 and that is consistent with applicable law.

         10.06 ACCRUED PAYROLL, BONUSES, PROFIT SHARING AND COMMISSIONS. Southern Energy shall be responsible for all Liabilities relating to, arising out of, or attributable to payroll, bonuses, profit sharing and commissions accrued by employees of Southern Energy through the Group Status Change Date. Southern and Southern Energy shall agree on the manner and method of payment for all accrued payroll, bonuses, profit sharing and commissions agreed to on behalf of employees who have been employed by Southern Energy on or before the Group Status Change Date. Notwithstanding the foregoing, Southern shall not be responsible for providing payroll services for new employees of Southern Energy acquired through a corporate transaction after the date of this Agreement or for any pension payroll attributable to the Southern Pension Plan. Effective no later than the last day of the sixth month after the Group Status Change Date, Southern Energy shall establish its own payroll system for Southern Energy Employees. For Southern Energy Employees, this responsibility shall include historical research and reporting of historical payroll information to employees and any third parties.

         10.07 PAYROLL AND WITHHOLDING.

                  (a) Income Reporting, Withholding. Southern shall perform in the same manner as in effect on the date of this Agreement the income reporting and withholding function under Southern Energy's employer identification number for Southern Energy Employees and other service providers, commencing with service periods beginning on or after the Group Status Change Date and ending no later than the last day of the sixth month following the Group Status Change Date.

         Southern Energy shall hold Southern harmless with respect to any Liabilities arising after the Group Status Change Date as a result of the provisions of such income reporting and withholding function as set forth in the Transitional Services Schedule concerning payroll matters.

                  (b) Delivery of, and Access to, Documents and Other Information. Concurrently with the Group Status Change Date, Southern shall develop and implement a plan to cause to be delivered to Southern Energy, the employee information set forth on all Forms W-4 executed by Southern Employees designated as Southern Energy Employees as of the Group Status Change Date. Southern shall make reasonably available to Southern Energy all forms, documents or information, no matter in what format stored, relating to compensation or payments made to any employee or service provider of Southern Energy. Such information may include, but is not limited to, information concerning employee payroll deductions, payroll adjustments, records of time worked, tax records (e.g., Forms W-2, W-4, 940 and 941), and information concerning garnishment of wages or other payments. The intended result of this plan will be that all forms will reside at Southern Energy by the earlier of six months following the Group Status Change Date or the assumption of payroll processing responsibilities by Southern Energy.

                  (c) Consistency of Tax Positions; Duplication. Southern and Southern Energy shall individually and collectively make commercially reasonable best efforts to avoid unnecessarily duplicated federal, state or local payroll taxes, insurance or workers' compensation contributions, or unemployment contributions arising on or after the Group Status Change Date. Southern and Southern Energy shall take consistent reporting and withholding positions with respect to any such taxes or contributions.

         10.08 PERSONNEL RECORDS. For the period beginning on the Agreement Date and ending six months following the Group Status Change Date (and for such additional period as Southern and Southern Energy may mutually agree), Southern shall make reasonably available to Southern Energy, subject to applicable laws on confidentiality and data protection, all current and historic forms, documents or information, no matter in what format stored, relating to personnel and medical records processed by Southern. Such forms, documents or information may include, but is not limited to: (a) information regarding a Southern Energy Employee's ranking or promotions; (b) the existence and nature of garnishment orders or other judicial or administrative actions or orders affecting an employee's or service provider's compensation; and (c) performance evaluations.

         10.09 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement, the Separation Agreement, or any Ancillary Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Southern Energy Employee or other future, present or former employee of Southern or Southern Energy under any

Southern Plan or Southern Energy Plan or otherwise. Without limiting the generality of the foregoing: (a) neither the Distribution nor the termination of the Participating Company status of Southern Energy or any member of the Southern Energy Group shall cause any employee to be deemed to have incurred a termination of employment; and (b) no transfer of employment between Southern and Southern Energy before the Group Status Change Date shall be deemed a termination of employment for any purpose hereunder.

         10.10 EMPLOYMENT LITIGATION.

                  (a) Claims to be Transferred to Southern Energy. Southern Energy shall continue to be legally responsible for and continue the defense of claims identified in Schedule 10.10(a). Southern Energy hereby indemnifies, defends and holds harmless Southern against these claims.

                  (b) Claims to be Jointly Defended by Southern and Southern Energy. Southern and Southern Energy shall jointly defend the claims identified in Schedule 10.10(b); provided, however, that Southern Energy or Southern shall indemnify and hold harmless the other against any judgments in accordance with Schedule 2.01.

                  (c) Unscheduled Claims. Southern Energy and Southern shall have responsibility for all Employment liabilities in accordance with Schedule 2.01.

                                   ARTICLE XI

                               GENERAL PROVISIONS

                  11.01 EFFECT IF GROUP STATUS CHANGE DATE DOES NOT OCCUR. Subject to Section 11.08, if the Group Status Change Date does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Group Status Change Date, or otherwise in connection with the Group Status Change Date, shall not be taken or occur except to the extent specifically agreed by Southern Energy and Southern.

                  11.02 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein. This Agreement shall be binding upon and inure solely to the benefit of and be enforceable by each party and its respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  11.03 AFFILIATED COMPANIES. Each of Southern and Southern Energy shall cause to be performed, and hereby guarantee the performance of, any and all actions of the Southern Group or the Southern Energy Group, respectively.

                  11.04 INCORPORATION OF SEPARATION AGREEMENT PROVISIONS. The provisions of Article V and Article VI (other than Section 6.03) of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section to an "Article" or "Section" shall mean Articles or Sections of the Separation Agreement, and, except as expressly set forth herein, references in the material incorporated herein by reference shall be references to the Separation Agreement).

                  11.05 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia, irrespective of the choice of law principles of the State of Georgia, as to all matters, including matters of validity, construction, effect, performance and remedies.

                  11.06 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

                  11.07 AMENDMENT. After the IPO Closing Date, Southern Energy and Southern may mutually agree in writing to amend the provisions of this Agreement at any time or times, either prospectively or retroactively.

                  11.08 TERMINATION. This Agreement may be terminated and the Distribution abandoned at any time prior to the IPO Closing Date by Southern in its sole discretion. This Agreement may be terminated at any time after the IPO Closing Date and before the Change of Control Date (as defined in the Separation Agreement) by mutual consent of Southern and Southern Energy. In the event of termination pursuant to this Section, no party shall have any liability of any kind under this Agreement to the other party.

                  11.09 CONFLICT. In the event of any conflict between the provisions of this Agreement and the Separation Agreement, any Ancillary Agreement, or Plan, the provisions of this Agreement shall control. In the event of any conflict between the provisions of this Agreement and any Local Agreement, the provisions of the Local Agreement shall control.

                  11.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

         IN WITNESS WHEREOF, each of the parties have caused this Employee Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                               THE SOUTHERN COMPANY

                               By:
                                  ----------------------------------------------
                               Name: H. Allen Franklin
                               Title: President and Chief Operating Officer

                               SOUTHERN ENERGY, INC.

                               By:
                                  ----------------------------------------------
                               Name: S. Marce Fuller
                               Title: President and Chief Executive Officer

                 [SIGNATURE PAGE TO EMPLOYEE MATTERS AGREEMENT]

                                  SCHEDULE 1.22

                            HEALTH AND WELFARE PLANS

SEE SCHEDULE 1.23 FOR HEALTH PLANS


NON-HEALTHCARE PLAN                                VENDOR                INSURED STATUS
-------------------                                ------                --------------
Tax Saver                                          AON                   Self (TPA)
   (except Medical Reimbursement)

Group Life Insurance                               MetLife               Fully Insured

Dependent Life Insurance                           MetLife               Fully Insured

Retiree Life Insurance                             MetLife               Fully Insured

Accident & Sickness Insurance                      Protective            Fully Insured

Long Term Disability Insurance                     Provident             Fully Insured

Total Income Protection Insurance                  Provident             Fully Insured
                                                                         (individual plans)

Business Travel Insurance                          Provident             Fully Insured

Accidental Death & Dismemberment                   CNA                   Fully Insured

Legal Care                                         Signature Legal       Fully Insured
                                                                         (individual plans)

Personal Lines                                     MetPay                Fully Insured
                                                                         (individual plans)

Long Term Care                                     John Hancock          Fully Insured
                                                                         (individual plans)

                                  SCHEDULE 1.23

                                  HEALTH PLANS

HEALTHCARE PLAN                          VENDOR                              INSURED STATUS
---------------                          ------                              --------------
Kaiser HMO (GA)                          Kaiser                              Self Insured

Aetna USHC HMO (GA)                      Aetna USHC                          Self Insured

Aetna USHC HMO (DC)                      Aetna USHC                          Self Insured

BCBS of GA. Catastrophic                 Blue Cross of Georgia               Self Insured

Blue Choice PPO                          Blue Cross of Georgia               Self Insured

Blue Choice HMO                          Blue Cross of Georgia               Self Insured

Blue Choice POS                          Blue Cross of Georgia               Self Insured

BCBS of AL PMD                           Blue Cross of Alabama               Self Insured

BCBS of AL Catastrophic                  Blue Cross of Alabama               Self Insured

BCBS of AL POS                           Blue Cross of Alabama               Self Insured

Health Partners HMO                      Health Partners (Alabama)           Fully Insured

United Healthcare HMO                    United Healthcare (Alabama)         Fully Insured

BCBS of FL Catastrophic                  Blue Cross of Florida               Self Insured

BCBS of FL PPC                           Blue Cross of Florida               Self Insured

BCBS of FL Care Manager                  Blue Cross of Florida               Self Insured

BCBS of FL Health Options                Blue Cross of Florida               Self Insured

BCBS of MS Comprehensive                 Blue Cross of Mississippi           Self Insured
Blue Indemnity

BCBS of MS Primary Care                  Blue Cross of Mississippi           Self Insured
Health

Vision Insurance                         Superior Vision                     Fully Insured
                                                                             (individual plans)

CIGNA International                      CIGNA                               Fully Insured

Dental (HMO)                             CIGNA                               Fully Insured

Dental (Indemnity)                       Protective                          Fully Insured

Dental (Preventive)                      Protective                          Fully Insured

Employee Assistance Program              Value Options                       Self Insured

Retiree Group Health                     Various                             Self or Fully Insured
                                                                             based on plan

Medical Reimbursement                    Aon                                 Self Insured (TPA)

                                  SCHEDULE 1.43

                            POST-EMPLOYMENT PROGRAMS

POST-EMPLOYMENT PROGRAMS                 VENDOR                              INSURED STATUS
Retiree Group Medical                    Various                             Self or Fully insured
                                                                             based on plan

Retiree Life                             MetLife                             Fully Insured

Accidental Death & Dismemberment         CNA                                 Fully Insured

Employee Assistance Program              Value Options                       Self Insured

Discount Vision                          Superior                            individual plans

Legal Care                               Signature Legal                     individual plans

Long Term Care                           John Hancock                        individual plans

                                  SCHEDULE 2.01

                     EMPLOYMENT LIABILITIES INDEMNIFICATION

         Section 1 Indemnification by Southern Energy. Except as otherwise provided in this Agreement or Section 3 of this Schedule, Southern Energy shall, for itself and as agent for each member of the Southern Energy Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Southern Indemnitees from and against any and all Employment Liabilities that any third party seeks to impose upon the Southern Indemnitees, or which are imposed upon the Southern Indemnitees, if and to the extent such Employment Liabilities relate to, arise out of or result from any of the following items (without duplication):

                     (i) any acts or omission or alleged acts or omissions by or on behalf of any member or person employed by a member of the Southern Energy Group in the conduct of the Southern Energy Business;

                     (ii) any claim by an officer of the Southern Energy Group (who is an officer as of the IPO Closing Date) against any member or employee of the Southern Group; and

                     (iii) any breach by Southern Energy or any member or person employed by a member of the Southern Energy Group of this Agreement, the Separation Agreement or any other Ancillary Agreement.

         In the event that any member of the Southern Energy Group makes a payment to the Southern Indemnitees hereunder, and any of the Southern Indemnitees subsequently diminishes the Employment Liability on account of which such payment was made, either directly or through a third-party recovery, Southern will promptly repay (or will procure a Southern Indemnitee to promptly repay) such member of the Southern Energy Group the amount by which the payment made by such member of the Southern Energy Group exceeds the actual cost of the associated indemnified Employment Liability.

         Section 2. Indemnification by Southern. Except as otherwise provided in this Agreement or Section 3 of this Schedule, Southern shall, for itself and as agent for each member of the Southern Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Southern Energy Indemnitees from and against any and all Employment Liabilities that any third party seeks to impose upon the Southern Energy Indemnitees, or which are imposed upon the Southern Energy Indemnitees, if and to the extent such Employment Liabilities relate to, arise out of or result from any of the following items (without duplication):

                      (i) any acts or omissions or alleged acts or omissions by or on behalf of any member or person employed by a member of the Southern Group in the conduct of the Southern Business;

                      (ii) any claim by an officer of the Southern Group against any member or employee of the Southern Energy Group (who is an officer as of the IPO Closing Date); and

                      (iii) any breach by Southern or any member or person employed by a member of the Southern Group of this Agreement, the Separation Agreement or any other Ancillary Agreement.

         In the event that any member of the Southern Group makes a payment to the Southern Energy Indemnitees hereunder, and any of the Southern Energy Indemnitees subsequently diminishes the Employment Liability on account of which such payment was made, either directly or through a third-party recovery, Southern Energy will promptly repay (or will procure a Southern Energy Indemnitee to promptly repay) such member of the Southern Group the amount by which the payment made by such member of the Southern Group exceeds the actual cost of the indemnified Employment Liability.


         Section 3.   Exceptions.

         In accordance with the current practice in effect as of the execution of the Agreement, with respect to claims for benefits or compensation, if an underlying act or omission as contemplated in Section 1 or 2 of this Schedule occurs and such act or omission constitutes the principal basis for such a claim, then Section 1 or 2 shall apply, as applicable, to establish indemnification obligations. If, however, no specific act or omission occurs that is attributable to Southern or Southern Energy and the principal underlying basis for a claim for benefits or compensation involves plan administration or other similar systemic type activities related to maintenance of plans, notwithstanding Sections 1 and 2, in accordance with the current practice in effect as of the execution of the Agreement, Southern Energy and Southern shall be responsible for their pro rata allocated share of costs to defend such claim.

         Section 4 Relationship to Indemnification and Insurance Matters Agreement.

                      (i) Unless expressly modified in this Schedule, all other provisions of Article I of the Indemnification and Insurance Matters Agreement will apply to an indemnifiable claim.

                      (ii) Any claim which is not an Employment Liability will only be subject to the provisions of the Indemnification and Insurance Matters Agreement.

         Section 5.  Definitions

                      (i) "Employment Liabilities" means all claims, causes of action, demands, liabilities, debts or damages (known or unknown) related to all employment matters addressed in this Agreement, including but not limited to claims arising under the Employee Retirement Income Security Act ("ERISA"), the Internal Revenue Code, claims for breach of contract, breach of fiduciary duty, promissory estoppel, equitable estoppel; claims for violation of any other federal or state statute or regulation or local ordinance; claims for lost or unpaid wages or other employee benefits; claims under the Americans with Disabilities Act ("ADA"); claims under the Family and Medical Leave Act ("FMLA"); claims under Title VII of the Civil Rights Act of 1964, as amended; and claims under state law for intentional infliction of emotional distress, pain, suffering or anxiety, negligence, outrageous conduct, invasion of privacy, harassment, assault, battery, defamation, slander, libel, wrongful or constructive discharge or any other actions arising in tort or contract.

                      (ii) All other defined terms in this Schedule shall have the meaning set forth in the Indemnification and Insurance Matters Agreement.

                                SCHEDULE 2.01(a)

              BENEFITS AND LIABILITIES FOR SOUTHERN ENERGY RETIRED
                EMPLOYEES AND CERTAIN SOUTHERN ENERGY TERMINATED
                                    EMPLOYEES

At the Group Status Change Date, the following will occur:

1. Benefits for a designated list of Southern Energy Retired Employees(1) and certain Southern Energy Terminated Employees mutually agreed upon by Southern Energy and Southern determined as of the Group Status Change Date will become the responsibility of Southern(2).

       Retiree medical benefits
       Retiree life benefits
       Southern Pension Plan benefits
       Southern Supplemental Benefit Plan benefits
       Southern SERP benefits
       Southern Energy SERP benefits
       Southern Deferred Compensation Plan benefits
       Specified benefits in individual contracts (including commitments made under the Value Creation Plan)

2. Assets related to Southern Energy Retired Employees' Southern Pension Plan benefits will be transferred from Southern Energy's account within the Southern Pension Plan trust to another designated account as of the Group Status Change Date.

       The asset transfer amount will use the existing methodology for transferring benefit obligations and assets between accounts within the Southern Pension Plan trust. The asset transfer amount will be determined using the following formula:

                  Market value of Southern Energy's Southern Pension Plan asset account
       times:     (PBO for Southern Energy Retired Employees)/
                  (PBO for all Southern Energy participants)

       equals:    Asset Transfer Amount

       PBO = Projected benefit obligations as determined for Southern's FAS 87 accounting purposes as of the date of transfer.

Benefits = PBO will be based on benefits payable by Southern Pension
           Plan.

3. Southern Energy will become fully responsible for the Southern Supplemental Benefit Plan and SERP benefits for all Southern Energy Employees as of the Group Status Change Date. Southern Energy will also retain responsibility for certain Liabilities set forth in individual contracts entered into with certain Southern Energy Terminated Employees mutually agreed upon by Southern Energy and Southern. Specifically, the other Southern Subsidiaries will be relieved of any responsibilities to provide a portion of the transferred employees' ultimate Supplemental Benefit Plan and/or SERP benefits due to periods of service the Southern Energy Employees worked for those other Subsidiaries.

4. Southern will be fully responsible for the Southern Supplemental Benefit Plan and SERP benefits for all Southern Employees and Southern Energy Retired Employees as of the Group Status Change Date. Specifically, Southern Energy will be relieved of any responsibilities to provide a portion of the Southern Employees' and Southern Energy Retired Employees' ultimate Supplemental Benefit Plan and SERP benefits due to periods of service the employees worked for Southern Energy.

5. Southern Energy will remunerate Southern for the excess of (A) over (B) below:

       A. Actuarial present value of the benefit responsibilities shifted to Southern pursuant to items 1 and 4 above, OVER

       B. The sum of:

          Assets to be transferred from Southern Energy's account within the Southern Pension Plan account pursuant to item 2 above.

          Actuarial present value of the benefit responsibilities shifted to Southern Energy pursuant to item 3 above.

       While not anticipated, if (B) is larger than (A), then Southern will remunerate Southern Energy for the excess of (B) over (A).

BASIS FOR ACTUARIAL PRESENT VALUES

The actuarial present values referred to in item 5 above will be computed using the following basis or some other basis that is mutually acceptable to Southern Energy and Southern:

-         Data as of the Group Status Change Date.

- For account-type benefits, the account balance as of the Group Status Change Date will be deemed the actuarial present value.

- For all other benefits, the present values will be computed using standard actuarial techniques and the ongoing plan actuarial assumptions(3). The assumptions will be those used to determine pension and retiree medical/life benefit obligations required by the Statement of Financial Accounting Standards Number 132 ("FAS 132") for the prior year's financial statements. If the assumptions used by Southern and Southern Energy for these purposes differ, then present values will be the average of the results obtained by independently computing the present values using each set of assumptions.

6. With respect to certain Southern Energy Terminated Employees mutually agreed upon by Southern Energy and Southern, the parties may mutually agree to assign certain Liabilities and have such Liabilities processed in accordance with Paragraph 5 above.

------------------

(1) Currently anticipated to be all non-union retirees, but may be limited to a select list that will be agreed to by both sides prior to the Group Status Change Date.

(2)      For purposes of this document, Southern excludes Southern Energy.

(3) Using ongoing assumptions means that when determining the present values of Southern Supplemental/SERP benefits as of the Group Status Change Date for active employees the following will be anticipated by the actuarial assumptions--continued service to retirement, termination, death, or disability; pay increases; and unknown bonus payments at target levels.

                                SCHEDULE 6.04(a)

                            THIRD PARTY ASO CONTRACTS

               PLAN                            VENDOR                     SERVICES
ESP                                         Merrill Lynch              Recordkeeping

ESOP                                        Merrill Lynch              Recordkeeping

PSP                                         Merrill Lynch              Recordkeeping

Supplemental Benefit Plan                   Merrill Lynch              Recordkeeping

Deferred Compensation                       Merrill Lynch              Recordkeeping

Health & Welfare Plans/                     Hewitt Associates          Recordkeeping/
Pension/SERP                                                           benefit delivery/
                                                                       actuarial

Tax Saver                                   Aon                        Recordkeeping

Pension                                     Chase Manhattan            Trustee

ESP                                         Merrill Lynch              Trustee

ESOP                                        Merrill Lynch              Trustee

PSP                                         Merrill Lynch              Trustee

                                SCHEDULE 6.04(b)

                            GROUP INSURANCE POLICIES

PLAN                                                    INSURER
Health Partners HMO                                     Health Partners (Alabama)

United Healthcare HMO                                   United Healthcare (Alabama)

Group Life                                              MetLife

Dependent Life                                          MetLife

Retiree Life                                            MetLife

Accident & Sickness                                     Protective

Long Term Disability                                    Provident

Total Income Protection                                 Provident

Business Travel                                         Provident

Dental (Indemnity)                                      Protective

Dental (Preventive)                                     Protective

Accidental Death & Dismemberment                        CNA

Legal Care                                              Signature Legal

Vision                                                  Superior Vision

Personal Lines                                          MetPay

Long Term Care                                          John Hancock

Dental (HMO)                                            CIGNA

CIGNA International                                     CIGNA

                                SCHEDULE 6.04(c)

                            THIRD PARTY HMO CONTRACTS

           CONTRACT                                  VENDOR
           Kaiser HMO (GA)                           Kaiser

           Aetna USHC HMO (GA)                       Aetna USHC

           Aetna USHC HMO (DC)                       Aetna USHC

           Blue Choice HMO                           Blue Cross of Georgia

           Health Partners HMO                       Health Partners (Alabama)

           United Healthcare HMO                     United Healthcare (Alabama)

                                  SCHEDULE 7.04

                               STOCK PURCHASE PLAN


See Exhibit 10.9 to the IPO Registration Statement.

                                  SCHEDULE 7.05

               SOUTHERN ENERGY OMNIBUS INCENTIVE COMPENSATION PLAN


See Exhibit 10.10 to the IPO Registration Statement.

                                   SCHEDULE 8

                                 FRINGE BENEFITS

Employee Assistance

Credit Union

Southern-owned Cars

Executive Financial Planning

Relocation

                                SCHEDULE 10.10(a)


                              EMPLOYMENT LITIGATION


                               TRANSFERRED CLAIMS


                                      None

                                SCHEDULE 10.10(b)


                              EMPLOYMENT LITIGATION


                              JOINTLY DEFEND CLAIMS


                                      None